ANNUAL                   REPORT

                            [American Century logo]
                                    American
                                  Century(sm)

                                DECEMBER 31, 1996


                                       TCI
                                PORTFOLIOS, INC.


                                    TCI Value


                                 [front cover]



                                  TABLE OF CONTENTS

Our Message to You........................................................  1
Performance & Portfolio Information.......................................  2
Management Q & A..........................................................  3
Schedule of Investments...................................................  5
Statement of Assets and Liabilities.......................................  7
Statement of Operations...................................................  8
Statements of Changes in Net Assets.......................................  9
Notes to Financial Statements............................................. 10
Financial Highlights...................................................... 12
Independent Accountants' Report........................................... 13
Background Information
     Portfolio Management Team............................................ 16
     Investment Philosophy & Policies..................................... 16
     Comparative Indices.................................................. 16
Glossary.................................................................. 17


Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                 American Century Investments



                                 OUR MESSAGE TO YOU

[photo of James E. Stowers, Jr. & James E. Stowers III]

     The year ended December 31, 1996, was eventful for TCI Value and our company. The fund commenced operations on May 1, 1996. During the next eight months, the fund's portfolio of mid-cap, value-oriented stocks generally kept pace with the fund's benchmark, the S&P/BARRA Value Index.

     On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in mid-1996 and adopted American Century Investments as our new company name. This name reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. As part of the renaming process, TCI Portfolios, Inc. (the group of variable annuity funds that includes TCI Value) will become American Century Variable Portfolios, Inc. on May 1, 1997. Effective on the same date, this fund's name will change to American Century VP Value. Important note: These name changes will not alter the investment strategy or objectives of the fund.

     Another significant change is reflected in the design and content of this annual report, which is structured to provide more information in an easier-to-read format. The new design adds a question and answer section with the fund's portfolio managers. We hope this expanded format provides you with a meaningful overview and perspective on how your fund performed for the period.

     Thank you for investing with us.

Sincerely,

/s/James E. Stowers, Jr.                   /s/James E.Stowers III
James E. Stowers, Jr.                      James E. Stowers III
Chairman of the Board and Founder          President and Chief Executive Officer


Annual Report                                           Our Message to You  1


                         PERFORMANCE & PORTFOLIO INFORMATION

                                                    6 MONTHS(1)  LIFE OF FUND(2)
CUMULATIVE TOTAL RETURNS(3) (as of December 31, 1996)
     TCI Value .....................................    9.27%        12.28%
     S&P 500(4) ....................................   11.68%        15.05%
     S&P/BARRA Value Index(4) ......................   12.36%        13.51%

(1)  Not annualized.
(2) The fund's inception date was 5/1/96. Cumulative total returns presented are not annualized.
(3)  Returns are defined in the Glossary on page 17.
(4) See page 16 for more information about these comparative performance indices.


[line graph - data described below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 12/31/96
                         S&P/BARRA
     TCI Value          Value Index            S&P 500
      $10,000            $10,000              $10,000
      $10,120            $10,151              $10,222
      $10,275            $10,102              $10,302
       $9,673             $9,676               $9,831
       $9,974             $9,943              $10,016
      $10,323            $10,369              $10,619
      $10,484            $10,720              $10,897
      $11,148            $11,540              $11,696
      $11,228            $11,351              $11,505

     Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

     The line representing the fund's return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return lines of the indices do not.


PORTFOLIO AT A GLANCE
                                                           12/31/96
Number of Companies                                           78
Price/Earnings Ratio (Median)                                 15
Portfolio Turnover                                           49%

                    See Glossary on page 17 for investment terms.


2    Performance & Portfolio Information          American Century Investments


                                  MANAGEMENT Q & A

     An interview with Peter Zuger and Phil Davidson, lead managers on the TCI Value investment team.

HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 1996?

     TCI Value's inception date was May 1, 1996, so its performance encompasses only the eight months ended December 31, 1996. For this period, the fund's total return was 12.28%, slightly lower than its benchmark and the U.S. stock market in general. The fund's benchmark, the S&P/BARRA Value Index, posted a total return of 13.51% and the total return of the S&P 500 was 15.05%.

WHY DID THE FUND UNDERPERFORM ITS BENCHMARK AND THE S&P 500?

     The S&P 500, representing the stocks of the largest publicly traded companies in the U.S., had an excellent year in 1996. For the last half of 1996, there was a strong move to indexation--many investors wanted to own what was in the S&P 500 and not much else. This created a gap in performance between the stocks of large companies represented in the S&P 500 and everything else. TCI Value, which has been more focused on mid-sized company stocks, lagged the S&P 500 and the S&P/BARRA Value Index, which also has a large company bias.

WHAT INVESTMENTS BOOSTED THE FUND'S PERFORMANCE DURING THE PERIOD?

     Much of the fund's performance is explained by situations that are unique to each of its holdings. The fund's best performer, Petrolite Corporation, benefited from improved demand and from the fact that management is actively considering selling the company. Petrolite manufactures chemicals used in the extraction of oil and gas. Another top performer was McClatchy Newspapers, Inc., which benefited from declining newsprint costs and the completion of its acquisition of the Raleigh News & Observer in North Carolina. Dayton Hudson Corp., owner of Target and Mervyn's discount stores and three Midwestern department store chains, was a strong retail holding. Sales at Target, which accounts for two-thirds of Dayton's income, were strong and the company improved the cost structure at its less profitable department stores.

WHERE HAVE THE DISAPPOINTMENTS BEEN?

     The fund's worst performers were, we believe, affected by temporary setbacks. The stock of Millennium Chemicals Inc., for instance, suffered after it was spun off by its parent company, British-based Hanson PLC. Many of Millennium's shareholders were British institutional funds that lost interest in the company when its shares were listed on the New York Stock Exchange. Many British investors prefer to remain in British stocks. This selling pressure created an opportunity to buy a strong company at what we considered to be a temporarily depressed price. Another underperforming stock was Browning-Ferris Industries, Inc. The waste hauling and disposal company did not deliver the growth rate in earnings that the market expected. As of the end of the period, we believed the stock was still worth owning because it had a large share of a market with high barriers to entry. A gradual repricing of contracts is also expected to improve the profitability of the company's recycling business.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO DURING THE PAST SIX MONTHS?

     The most significant change was a reduction in the fund's exposure to energy stocks as their prices have become less attractive relative to other alternatives.

     On the other hand, the fund increased its holdings in the chemicals industry. In general, our stock selection approach leads us to undervalued stocks rather than industry sectors. However, sometimes undervalued stocks are concentrated in a sector. This hap-


Annual Report                                          Management Q & A     3


                                  MANAGEMENT Q & A

pened during the period in the chemical industry, where many of the companies are well financed and have good longer-term prospects. For various reasons, each of the fund's additions experienced transitory pricing pressures, which temporarily depressed their stock prices and created opportunities for the fund.

WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

     In 1996, large company stocks outperformed mid-sized company stocks because many investors favored the largest issues on the stock exchanges. That presents some very attractive buying opportunities for value investors among mid-capitalization companies. It also results in a performance gap between large- and mid-capitalization stocks. At some point, we believe that gap is going to close and the fund is well positioned to benefit from the boost in performance we expect mid-cap stocks to enjoy. In the meantime, the fund holds its own by being well diversified and by reducing volatility through careful stock selection.

TOP TEN HOLDINGS                                % of fund investments
                                                As of        As of
                                               12/31/96      6/30/96
Giant Food Inc. CI A                             4.3%         4.4%
Dillard Department
   Stores, Inc. CI A                             2.8%         0.3%
Great Lakes Chemical Corp.                       2.5%           --
Cooper Industries, Inc.                          2.5%         1.3%
Browning-Ferris Industries, Inc.                 2.4%         2.7%
CSX Corp.                                        2.4%           --
MAPCO Inc.                                       2.3%         2.5%
Petrolite Corporation                            2.2%         1.3%
Millennium Chemicals Inc.                        2.2%           --
Reynolds Metals Co.                              2.1%           --


TOP FIVE INDUSTRIES                             % of fund investments
                                                As of        As of
                                               12/31/96      6/30/96
Chemicals & Resins                              12.2%         8.4%
Energy (Production & Marketing)                  6.6%        14.2%
Utilities (Electric)                             6.5%         9.0%
Industrial Equipment & Machinery                 6.1%         3.4%
Publishing                                       5.9%         7.2%


4    Management Q & A                            American Century Investments


                               SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996

Shares                                                           Value
--------------------------------------------------------------------------------

COMMON STOCKS

AUTOMOBILES & AUTO PARTS--2.5%
    1,400     Cooper Tire and Rubber Company               $     27,650
    5,800     Echlin, Inc.                                      183,425
   16,800     Superior Industries International, Inc.           388,500
                                                           ------------
                                                                599,575
                                                           ------------
BANKING--2.9%
    7,400     First Virginia Banks, Inc.                        354,275
    6,400     Mercantile Bancorporation Inc.                    328,800
                                                           ------------
                                                                683,075
                                                           ------------
CHEMICALS & RESINS--12.2%
    3,400     Air Products & Chemicals, Inc.                    235,025
    6,500     Albemarle Corp.                                   117,812
    4,200     Dow Chemical Co.                                  329,175
   12,700     Great Lakes Chemical Corp.                        593,725
   10,500     Lubrizol Corp.                                    325,500
   29,700     Millennium Chemicals Inc.(1)                      527,175
    6,600     Nalco Chemical Co.                                238,425
   11,300     Petrolite Corporation                             531,100
                                                           ------------
                                                              2,897,937
                                                           ------------
COMMUNICATIONS SERVICES--4.6%
   11,500     AT&T Corp.                                        480,125
    7,200     BellSouth Corp.                                   290,700
   13,300     Frontier Corp.                                    300,912
      700     MCI Communications Corp.                           22,881
                                                           ------------
                                                              1,094,618
                                                           ------------
CONSUMER PRODUCTS--2.7%
    8,500     Tambrands, Inc.                                   347,437
   11,900     Unilever plc ORD                                  288,665
                                                           ------------
                                                                636,102
                                                           ------------

ELECTRICAL & ELECTRONIC COMPONENTS--1.4%
    8,800     AMP, Inc.                                         337,700
                                                           ------------

ENERGY (PRODUCTION & MARKETING)--6.6%
    4,400     Amoco Corp.                                       354,200
    3,600     Elf Aquitaine SA ADR                              162,900
    1,500     Exxon Corp.                                       147,000
   16,200     MAPCO Inc.                                        550,800


Shares                                                            Value
--------------------------------------------------------------------------------

    6,700     Murphy Oil Corp.                            $     326,625
      200     Texaco Inc.                                        19,625
                                                           ------------
                                                              1,561,150
                                                           ------------
ENVIRONMENTAL SERVICES--2.4%
   22,000      Browning-Ferris Industries, Inc.                 577,500
                                                           ------------

FOOD & BEVERAGE--5.8%
   17,430     Archer-Daniels-Midland Co.                        383,460
    3,800     Hormel Foods Corp.                                102,600
      800     Hudson Foods, Inc.                                 15,200
   17,400     Ralcorp Holdings, Inc.(1)                         367,575
   2,200      Savannah Foods & Industries, Inc.                  29,700
   13,500     Universal Foods Corp.                             475,875
                                                           ------------
                                                              1,374,410
                                                           ------------
HEALTHCARE--1.8%
    6,500     Bausch & Lomb Inc.                                227,500
    4,800     Seafield Capital Corp.                            187,800
                                                           ------------
                                                                415,300
                                                           ------------

INDUSTRIAL EQUIPMENT & MACHINERY--6.1%
   13,900     Cooper Industries, Inc.                           585,537
   22,400     Gerber Scientific, Inc.                           333,200
   11,300     Keystone International, Inc.                      227,413
   12,800     Watts Industries, Inc.                            305,600
                                                           ------------
                                                              1,451,750
                                                           ------------
INSURANCE--5.8%
    7,200     Argonaut Group, Inc.                              224,100
    4,500     CNA Financial Corp.(1)                            481,500
    5,000     Home Beneficial Corp.                             191,875
    5,900     NAC Re Corp.                                      199,863
    4,800     St. Paul Companies, Inc.                          281,400
                                                           ------------
                                                              1,378,738
                                                           ------------
METALS & MINING--3.1%
    8,700     Ashland Coal, Inc.                                241,425
    8,900     Reynolds Metals Co.                               501,738
                                                           ------------
                                                                743,163
                                                           ------------
PACKAGING & CONTAINERS--2.2%
   7,400      ACX Technologies, Inc.(1)                         147,075
   14,400     Ball Corporation                                  374,400
                                                           ------------
                                                                521,475
                                                           ------------

See Notes to Financial Statements


Annual Report                                Schedule of Investments        5


                           SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996

Shares                                                            Value
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS--5.2%
   12,000     Chesapeake Corp.                            $     376,500
    9,000     Rayonier, Inc.                                    345,375
    4,800     Union Camp Corp.                                  229,200
    9,800     Westvaco Corp.                                    281,750
                                                           ------------
                                                              1,232,825
                                                           ------------
PUBLISHING--5.9%
   13,300     American Greetings Corp. Cl A                     378,219
   16,100     Banta Corp.                                       365,269
   5,300      Central Newspapers, Inc. Cl A                     233,200
   12,200     McClatchy Newspapers, Inc.                        427,000
                                                           ------------
                                                              1,403,688
                                                           ------------
RAILROAD--2.4%
   13,300     CSX Corp.                                         561,925
                                                           ------------

RETAIL (FOOD & DRUG)--5.9%
    7,800     Albertson's, Inc.                                 277,875
   29,700     Giant Food Inc. Cl A                            1,024,650
    2,900     Hannaford Brothers Co.                             98,600
                                                           ------------
                                                              1,401,125
                                                           ------------

RETAIL (GENERAL MERCHANDISE)--3.9%
   21,800     Dillard Department Stores, Inc. Cl A              673,075
    3,600     Mercantile Stores Co., Inc.                       177,750
    2,000     Nordstrom, Inc.                                    70,875
                                                           ------------
                                                                921,700
                                                           ------------
TRANSPORTATION--2.7%
   13,600     Rollins Truck Leasing Corp.                       171,700
   10,800     XTRA Corp.                                        468,450
                                                           ------------
                                                                640,150
                                                           ------------
UTILITIES (ELECTRIC)--6.5%
    5,400     Florida Progress Corp.                            174,150
   13,500     Kansas City Power & Light Co.                     384,750
  1,300       New York State Electric & Gas Corp.                28,113
    7,900     Northern States Power Co. (Minn.)                 362,413
   13,100     Potomac Electric Power Co.                        337,325
   6,300      Union Electric Co.                                242,550
                                                           ------------
                                                              1,529,301
                                                           ------------
MISCELLANEOUS--2.2%
    3,000     Juno Lighting, Inc.                                47,625
    3,500     Litton Industries, Inc.(1)                        166,687
    2,200     Motorola, Inc.                                    135,025



Shares/Principal Amount                                           Value
--------------------------------------------------------------------------------

    2,100     National Service Industries                 $      78,487
    2,000     Whirlpool Corp.                                    93,250
                                                           ------------
                                                                521,074
                                                           ------------

TOTAL COMMON STOCKS--94.8%                                   22,484,281
                                                           ------------
   (Cost $21,418,413)

CONVERTIBLE BONDS
COMMUNICATIONS EQUIPMENT--1.2%
 $380,000     Motorola, Inc., 1.579%, 9-27-13(2)                292,125
                                                           ------------

RETAIL (SPECIALTY)--0.2%
   55,000     Jacobson Stores Inc.,
                 6.75%, 12-15-11                                 40,700
                                                           ------------

TOTAL CONVERTIBLE BONDS--1.4%                                   332,825
                                                           ------------
   (Cost $326,175)

TEMPORARY CASH INVESTMENTS--3.8%
     Repurchase Agreement,
         J.P. Morgan Securities, Inc.,
         (U.S. Treasury obligations), in a
         joint trading account at 6.70%,
         dated 12-31-96, due 1-2-97
         (Delivery value $900,335)                              900,000
                                                           ------------
   (Cost $900,000)

TOTAL INVESTMENT SECURITIES--100.0%                          $23,717,10
                                                            ===========
   (Cost $22,644,588)

FORWARD FOREIGN CURRENCY CONTRACTS

     Contracts            Settlement                     Unrealized
     to Sell                 Date            Value         (Loss)
-------------------------------------------------------------------
     741,978 FRF            1-31-97      $   143,203     $  (1,545)
                                          ==========     ==========
 (Value on Settlement Date $141,658)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FRF = French Franc
ORD = Foreign Ordinary Share
(1)    Non-income producing
(2) This security is a zero-coupon bond. The effective yield to maturity at December 31, 1996 is shown instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


6    Schedule of Investments                      American Century Investments


                         STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996
ASSETS
Investment securities, at value (identified cost of $22,644,588) (Note 3)..............      $23,717,106
Cash ..................................................................................          799,023
Receivable for investments sold........................................................           64,610
Receivable for capital shares sold.....................................................          608,459
Dividends and interest receivable......................................................           42,369
                                                                                             -----------
                                                                                              25,231,567
                                                                                             -----------

LIABILITIES
Payable for forward foreign currency exchange contracts................................            1,545
Payable for investments purchased......................................................        1,318,991
Accrued management fees (Note 2).......................................................           17,156
Other liabilities......................................................................               12
                                                                                             -----------
                                                                                               1,337,704
                                                                                             -----------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES............................................      $23,893,863
                                                                                             ===========


CAPITAL SHARES, $.01 PAR VALUE
Authorized.............................................................................      200,000,000
                                                                                            ============
Outstanding............................................................................        4,278,765
                                                                                            ============
Net Asset Value Per Share..............................................................     $       5.58
                                                                                            ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)................................................      $22,307,305
Undistributed net investment income....................................................           84,814
Accumulated undistributed net realized gain
     from investments and foreign currency transactions................................          430,732
Net unrealized appreciation on investments and translation of
     assets and liabilities in foreign currencies (Note 3).............................        1,071,012
                                                                                            ------------
                                                                                             $23,893,863
                                                                                            ============

See Notes to Financial Statements


Annual Report                         Statement of Assets and Liabilities   7


                                      STATEMENT OF OPERATIONS

MAY 1, 1996 (INCEPTION) THROUGH DECEMBER 31, 1996

INVESTMENT INCOME
Income:
     Dividends (net of foreign taxes withheld of $589)................$  165,970
     Interest.........................................................    19,137
                                                                      ----------
                                                                         185,107
                                                                      ----------
Expenses:
     Management fees (Note 2).........................................    62,187
     Directors' fees and expenses.....................................        48
                                                                      ----------
                                                                          62,235
                                                                      ----------

Net investment income.................................................   122,872
                                                                      ----------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain on:
     Investments......................................................   430,732
     Foreign currency transactions....................................     4,165
                                                                      ----------
                                                                         434,897
                                                                      ----------
Change in net unrealized appreciation on:
     Investments...................................................... 1,072,518
     Translation of assets and liabilities in foreign currencies......   (1,506)
                                                                      ----------
                                                                       1,071,012
                                                                      ----------

Net realized and unrealized gain on
investments and foreign currency...................................... 1,505,909
                                                                      ----------
Net Increase in Net Assets
Resulting from Operations.............................................$1,628,781
                                                                      ==========

See Notes to Financial Statements


8    Statement of Operations                     American Century Investments


                           STATEMENT OF CHANGES IN NET ASSETS

MAY 1, 1996 (INCEPTION) THROUGH DECEMBER 31, 1996

INCREASE IN NET ASSETS

OPERATIONS
Net investment income.............................................. $   122,872
Net realized gain on investments and
     foreign currency transactions.................................     434,897
Change in net unrealized appreciation
     on investments and translation
     of assets and liabilities in foreign currencies...............   1,071,012
                                                                    -----------
Net increase in net assets resulting from operations...............   1,628,781
                                                                    -----------


DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.........................................    (42,223)
                                                                    -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..........................................  23,361,157
Proceeds from reinvestment of distributions........................      42,223
Payments for shares redeemed....................................... (1,096,075)
                                                                    -----------
Net increase in net assets from capital share transactions.........  22,307,305
                                                                    -----------
NET INCREASE IN NET ASSETS.........................................  23,893,863
                                                                    -----------

NET ASSETS
Beginning of period................................................          --
                                                                    -----------

End of period...................................................... $23,893,863
                                                                    ===========

Undistributed net investment income................................ $    84,814
                                                                    ===========

TRANSACTIONS IN SHARES OF THE FUND
Sold ..............................................................   4,494,002
Issued in reinvestment of distributions............................       8,257
Redeemed...........................................................   (223,494)
                                                                    -----------
Net increase.......................................................   4,278,765
                                                                    ===========


See Notes to Financial Statements


Annual Report                        Statement of Changes in Net Assets     9


                            NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES

     ORGANIZATION--TCI Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. TCI Value (the Fund) is one of the five series of funds issued by the Corporation. The Fund's investment objective is long-term capital growth. Income is a secondary objective. The Fund seeks to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

     FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     FUTURES CONTRACTS--The Fund may enter into stock index futures contracts in order to manage the Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each


10     Notes to Financial Statements             American Century Investments


                            NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT  TRADING  ACCOUNT--Pursuant  to an  Exemptive  Order  issued  by  the
Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

     SUPPLEMENTARY INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1%.

------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     The aggregate cost of investment securities purchased (excluding short-term investments) for the period May 1, 1996 (inception) through December 31, 1996, totaled $26,142,002 for common stocks and $365,331 for other debt obligations. Proceeds from investment securities sold (excluding short-term investments) totaled $5,154,942 for common stocks and $39,939 for other debt obligations. On December 31, 1996, accumulated net unrealized appreciation on investments, based on the aggregate cost of investments of $22,661,869 for federal income tax purposes, was $1,055,237, consisting of unrealized appreciation of $1,292,995 and unrealized depreciation of $237,758.

------------------------------------------------------------------------
4. SUBSEQUENT EVENTS

     The following name changes became effective January 1, 1997:

                           NEW NAMES                                            FORMER NAMES
Investment Manager:        American Century Investment Management, Inc.         Investors Research Corporation
Parent Company:            American Century Companies, Inc.                     Twentieth Century Companies, Inc.
Distributor:               American Century Investment Services, Inc.           Twentieth Century Securities, Inc.
Transfer Agent:            American Century Services Corporation                Twentieth Century Services, Inc.

Annual Report                             Notes to Financial Statements    11


                                  FINANCIAL HIGHLIGHTS

              For a Share Outstanding Throughout the Period Ended December 31

                                                                      1996(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period....................................................  $5.00
                                                                       -------
Income from Investment Operations
     Net Investment Income ............................................    .05
     Net Realized and Unrealized Gain
     on Investment Transactions........................................    .56
                                                                       -------
     Total from
     Investment Operations.............................................    .61
                                                                       -------
Distributions
     From Net Investment Income........................................   (.03)
                                                                       -------
Net Asset Value,
End of Period..........................................................  $5.58
                                                                       =======
     Total Return(2)................................................... 12.28%


RATIOS/SUPPLEMENTAL DATA

     Ratio of Operating Expenses
     to Average Net Assets(3).........................................   1.00%

     Ratio of Net Investment Income
     to Average Net Assets(3).........................................   1.98%

     Portfolio Turnover Rate..........................................     49%

     Average Commission Paid per
     Investment Security Traded.......................................   $.027

     Net Assets, End
     of Period (in thousands)......................................... $23,894

(1)  May 1, 1996 (Inception) through December 31, 1996.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total return is not annualized.
(3)  Annualized.

See Notes to Financial Statements


12   Financial Highlights                        American Century Investments


                          INDEPENDENT ACCOUNTANTS' REPORT

The Shareholders and Board of Directors
TCI Portfolios, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TCI Value (a series of TCI PORTFOLIOS, INC.) as of December 31, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 1, 1996 (inception) through December 31, 1996. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmations from brokers, and when replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCI Value as of December 31, 1996, and the results of its operations, changes in its net assets, and the financial highlights for the period indicated in conformity with generally accepted accounting principles.

                                    /s/ Baird, Kurtz & Dobson
                                    Baird, Kurtz & Dobson

                                    Kansas City, Missouri
                                    January 21, 1997


Annual Report                           Independent Accountants' Report    13


                                        NOTES


14   Notes                                       American Century Investments


                                        NOTES


Annual Report                                                     Notes    15


                               BACKGROUND INFORMATION

PORTFOLIO MANAGEMENT TEAM

     Peter Zuger, Vice President & Portfolio Manager

     Phil Davidson, Vice President & Portfolio Manager

INVESTMENT PHILOSOPHY & POLICIES

     Conservative investment practices are the hallmark of American Century's conservative equity funds. Broad diversification across many industries is stressed to reduce the impact of one sector on fund performance. The team also looks for dividend yield, since dividend income can help offset the impact of market downturns on fund performance. American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     TCI VALUE invests in the equity securities of seasoned, established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The S&P 500 is an index created by Standard & Poor's Corporation that is considered to represent the performance of the U.S. stock market. It is composed primarily of large-capitalization stocks.

     The S&P/BARRA Value index is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios and in general share other characteristics associated with "value" stocks.


16   Background Information                      American Century Investments


                                      GLOSSARY

PORTFOLIO STATISTICS

o PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

o PRICE-TO-BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

o PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o CUMULATIVE TOTAL RETURNS illustrate actual (not annualized) returns over stated periods of time.


STOCKS

o  BLUE-CHIP  STOCKS--stocks  of the  most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o GROWTH STOCKS--stocks of companies that have experienced above average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, computer hardware and computer software companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o MEDIUM-CAPITALIZATION ("MID-CAP") Stocks--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

o SMALL-CAPITALIZATION ("SMALL-CAP") Stocks--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o  VALUE   STOCKS--Stocks   that  are  purchased  because  they  are  relatively
inexpensive. These stocks are typically characterized by low P/E ratios.


Annual Report                                                  Glossary    17


[American Century logo]
American
Century(sm)

P.O. Box 419385
Kansas City, Missouri
64141-6385

Person-to-Person Assistance:
1-800-345-3533 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-345-1833 or 816-753-0070

Fax: 816-340-4360

Internet: www.americancentury.com



TCI Portfolios, Inc.

Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.



9701           [recycled logo]
SH-BKT-7586       Recycled

                  ANNUAL                             REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                DECEMBER 31, 1996

                                       TCI
                                PORTFOLIOS, INC.



                                TCI INTERNATIONAL

                                 [front cover]


                                TABLE OF CONTENTS

Our Message to You.............................................................1
Performance & Portfolio Information............................................2
Management Q & A...............................................................3
Schedule of Investments........................................................5
Statement of Assets and Liabilities...........................................10
Statement of Operations.......................................................11
Statements of Changes in Net Assets...........................................12
Notes to Financial Statements.................................................13
Financial Highlights..........................................................15
Independent Accountants' Report...............................................16
Background Information
     Portfolio Management Team................................................20
     Investment Philosophy & Policies.........................................20
     Comparative Indices......................................................20
     How Currency Returns Affect
        Fund Performance......................................................20
Glossary......................................................................21


Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.

                                                    American Century Investments


                               OUR MESSAGE TO YOU

[photo of James E. Stowers, Jr. and James E. Stowers III]

     The year ended December 31, 1996, was notable for TCI International and our company. The fund management team's stock selection approach, which focuses on choosing fast-growing individual companies rather than making country or sector allocation decisions, worked well in the global stock markets. During 1996, TCI International significantly outperformed its benchmark index, the Morgan Stanley Europe, Australia, Far East Index (EAFE(R)).

     On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group and adopted American Century Investments as our new company name. This new name reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. As part of the renaming process, TCI Portfolios, Inc. (the group of variable annuity funds that includes TCI International) will become American Century Variable Portfolios, Inc. on May 1, 1997. Effective on the same date, this fund's name will change to American Century VP International. Important note: These name changes will not alter the investment strategy or objectives of the fund.

     Another significant change already in place is reflected in the design and content of this annual report, which is structured to provide more information in an easier-to-read format. The new design adds a question and answer session with a member of the fund's portfolio management team. We hope this expanded format provides you with a meaningful overview and perspective on how your fund performed for the period.

     Thank you for investing with us.

     Sincerely,

     /s/James E. Stowers, Jr.              /s/James E. Stowers III
     James E. Stowers, Jr.                 James E. Stowers III
     Chairman of the Board and Founder     President and Chief Executive Officer


Annual Report                                        Our Message to You        1


                       PERFORMANCE & PORTFOLIO INFORMATION


                                  6 MONTHS(1)      1 YEAR        LIFE OF FUND(2)

AVERAGE ANNUAL RETURNS
(as of December 31, 1996)

TCI INTERNATIONAL................    6.62%          14.41%             7.73%
MSCI EAFE(R)Index................    1.46%           6.05%             6.34%
S&P 500..........................   11.68%          22.93%            23.38%


See pages 20 and 21 for more information about returns and the comparative indices.

(1)  Not annualized.
(2)  The fund's inception date was 5/1/94.


[mountain graph data]

GROWTH OF $10,000 OVER LIFE OF FUND
------------------------------------------------------------------------------
Value on 12/31/96
-----------------
   DATE            TCI INTERNATIONAL          S&P 500        MACI EAFE(R)Index
 --------- --------------------------------------------  -----------------------
     5/1/94             $10,000               $10,000               $10,000
    6/30/94              $9,780               $10,083                $9,882
    9/30/94             $10,100               $10,093               $10,365
   12/31/94              $9,500                $9,990               $10,363
    3/31/95              $9,300               $10,176               $11,369
    6/30/95              $9,880               $10,250               $12,451
    9/30/95             $10,360               $10,677               $13,437
   12/31/95             $10,660               $11,110               $14,246
    3/31/96             $10,920               $11,431               $15,008
    6/30/96             $11,439               $11,611               $15,678
    9/30/96             $11,520               $11,597               $16,160
   12/31/96             $12,196               $11,781               $17,510

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return lines of the indices do not.


PORTFOLIO AT A GLANCE
------------------------------------------------------------------------------

                                    12/31/96       12/31/95

Number of Companies                    101            89
Price/Earnings Ratio (Median)         12.1           15.9
Portfolio Turnover                    154%           214%


                 See Glossary on page 21 for investment terms.


2    Performance & Portfolio Information            American Century Investments


                                MANAGEMENT Q & A

     An interview with Ted Tyson, a manager with the TCI International investment team.

HOW DID TCI INTERNATIONAL PERFORM FOR THE YEAR ENDED DECEMBER 31, 1996?

     The fund outperformed its benchmark index. The fund's total return for the period was 14.41%, compared with a 6.05% total return for EAFE(R).

WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

     Two main factors boosted the fund's performance compared with EAFE(R). In Europe, our stock selection system led us to the strongest performing sectors among large-company stocks -- automotive and pharmaceutical -- and kept us out of markets where growth has stalled, such as Italy and Spain.

     Also, we trimmed back the fund's Japanese holdings in the second half of 1996. The fund owned many larger Japanese companies at the beginning of the period, and its holdings in pharmaceutical firms such as Sankyo, automotive companies such as Toyota Motor Corp. and selected high technology firms performed better than the Japan portion of EAFE(R) in general. However, lackluster Japanese market conditions and a strengthening dollar dampened potential gains. Overall, the return for the fund's Japanese holdings was virtually flat in 1996, while EAFE(R)'s Japanese holdings posted a -15.38% total return in U.S. dollar terms.

WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE FUND'S OVERALL POSITIONING?

     The biggest change was reducing our Japanese holdings and redeploying those assets to established companies in the United Kingdom and Germany. Corporate earnings growth in these two nations improved strongly, partly due to economic conditions and partly due to corporate restructurings. Other markets in Europe offered less favorable economic environments and weaker corporate earnings growth. Also, the fund kept a low exposure to southeast Asian companies in which many other international funds invested. Companies located in countries with slowing economies, such as Indonesia, Thailand and South Korea, didn't produce the accelerating earnings we seek.


TOP TEN HOLDINGS                            % of fund investments
------------------------------------------------------------------------------
                                            As of            As of
                                           12/31/96          6/30/96

Novartis                                    3.5%               --
Daimler-Benz AG                             2.8%               --
HSBC Holdings plc                           2.7%               --
Granada Group plc                           2.5%               --
QLT Phototherapeutics, Inc.                 2.5%              1.4%
Sankyo Co Ltd.                              2.5%              2.2%
Talisman Energy, Inc.                       2.3%               --
Telecomunicacoes Brasilieras SA ADR         2.2%              2.1%
Volkswagen AG                               2.0%               --
Sony Corp.                                  2.0%               --



TOP FIVE INDUSTRIES                          % of fund investments
------------------------------------------------------------------------------
                                            As of            As of
                                           12/31/96          6/30/96

QLT Phototherapeutics, Inc.                 2.5%              1.4%
Communications Services                    10.2%             10.0%
Diversified Companies                       8.9%              2.8%
Energy (Production & Marketing)             8.5%              4.1%
Automobiles & Auto Parts                    8.0%              3.5%
Banking                                     7.7%              1.0%

Annual Report                                                Management Q & A  3


                                MANAGEMENT Q & A

WHAT SPECIFIC HOLDINGS HAD A STRONG POSITIVE IMPACT ON THE FUND?

     The stocks of German auto makers were strong contributors to performance. Volkswagen and Daimler-Benz, for example, underwent significant restructurings to lower costs. Volkswagen improved results by simplifying a diverse and expensive production system while Daimler-Benz spent large sums over the past four years developing new models. Those investments started to pay off during the period. In financial services, we found significant growth in HSBC Holdings, a bank holding company with market-leading banks in Hong Kong, Shanghai, London and New York. The firm has enjoyed explosive growth in a highly profitable business.

WHAT FACTORS, IF ANY, WERE NOT FAVORABLE TO FUND PERFORMANCE?

     The fund did not participate in strong rallies in Latin America because, other than Telecomunicacoes Brasilieras (Telebras) in Brazil, we did not find companies with accelerating earnings. These markets are anticipating a prospective recovery but until company earnings show proof of a recovery, we will not be making additional investments. Telebras, however, performed very well for the fund. Telebras is the Brazilian equivalent of AT&T, and it has benefited from a rate restructuring and moves toward privatization.

CAN YOU GIVE EXAMPLES OF GLOBAL INVESTMENT TRENDS YOU ARE TRACKING?

     We are watching two issues that, though they may not affect the fund's investments today, could have a great impact in the future. First, we have talked to several major oil companies in the former Soviet republics of Kazakhstan and Azerbaijan about the status of their major oil fields. Development of these oil fields may greatly influence what European countries pay for energy in the future. Also, we have talked with U.S. and Japanese executives in the steel and power industries about growth prospects in China. China's growth may affect everything from the cost of bread globally to rates of inflation around the world.

[bar graph data]

TCI INTERNATIONAL INVESTMENTS BY COUNTRY
(as of 12/31/96)
------------------------------------------------------------------------------
                                            As of            As of
                                           12/31/96          6/30/96

Japan                                        19%              26%
U.K. 16%                                      4%
Canada                                       13%               9%
Germany                                       9%               7%
Switzerland                                   7%              10%
France                                        6%               7%
Netherlands                                   5%               3%
Hong Kong                                     4%               1%
Other*                                       21%              33%

*No other country represented more than 3% of the fund as of 12/31/96.



4    Management Q & A                               American Century Investments


                             SCHEDULE OF INVESTMENTS


DECEMBER 31, 1996

Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCKS

ARGENTINA--0.5%
   22,000     Banco de Galicia ADR                               $       533,500
              (banking)                                          ---------------

AUSTRALIA--3.0%
   130,500    Crown Limited(1)                                           272,856
              (leisure)
   200,000    Email Ltd.                                                 647,130
              (diversified companies)
   229,000    Santos Ltd.                                                928,480
              (energy-production & marketing)
   367,500    Southcorp Holdings Ltd.                                  1,168,650
              (diversified companies)                            ---------------
                                                                       3,017,116
                                                                 ---------------
BELGIUM--0.4%
     7,100    Delhaize-Le Lion, S.A.                                     421,640
              (retail-food & drug)                               ---------------

BERMUDA--0.6%
     25,000APT Satellite Holdings ADR(1)                                 350,000
              (communications services)
     7,000    Central European Media
              Enterprises Ltd. ADR(1)                                    220,500
              (broadcasting & media)                             ---------------
                                                                         570,500
                                                                 ---------------

CANADA--12.9%
   35,000     Bank of Nova Scotia                                      1,170,923
               (banking)
   115,000    Canadian 88 Energy Corp.(1)                                503,466
              (energy-production & marketing)
   26,000     Hollinger, Inc.                                            244,728
              (publishing)
   30,000     Imasco, Ltd.                                               735,498
               (consumer products)
   150,000    Meridian Gold Inc. (Installment Receipts)
               (Acquired 7-24-96, Cost $273,493)(1)(2)                   355,710
              (metals & mining)

Shares                                                                     Value
--------------------------------------------------------------------------------

   123,600    QLT Phototherapeutics, Inc.(1)                           2,502,663
              (biotechnology)
   18,000     Quebecor Printing, Inc.                                    318,497
               (publishing)
   57,000     Renaissance Energy Ltd.(1)                               1,940,204
              (energy-production & marketing)
   65,700     Rigel Energy Corp.(1)                                      651,966
               (energy-production & marketing)
   69,200     Talisman Energy, Inc.(1)                                 2,302,459
               (energy-production & marketing)
   26,000     Tarragon Oil & Gas Ltd.(1)                                 284,568
               (energy-production & marketing)
   133,800    TELUS Corp.                                              1,942,809
               (communications services)                         ---------------
                                                                      12,953,491
                                                                 ---------------

FINLAND--0.3%
    4,200     Sampo Insurance Company Ltd.                               331,593
              (insurance)                                        ---------------

FRANCE--5.9%
    3,563     BIS SA                                                     356,987
               (business services & supplies)
   17,000     Banque Nationale de Paris                                  657,726
              (banking)
   27,255     Cap Gemini Sogeti SA(1)                                  1,317,588
              (computer software & services)
    8,000     Compagnie Bancaire SA                                      946,435
              (financial services)
    8,000     Flamel Technologies ADR
              (Acquired 12-31-96,
              Cost $56,160)(1)(2)                                         61,000
              (biotechnology)
    4,000     LVMH (Moet Hennessy Louis Vuitton)                       1,116,763
              (food & beverage)
    4,000     Pathe SA(1)                                                963,391
              (broadcasting & media)
    7,000     Sidel, SA                                                  481,503
              (industrial equipment & machinery)                 ---------------
                                                                       5,901,393
                                                                 ---------------

See Notes to Financial Statements

Annual Report                                  Schedule of Investments         5


                             SCHEDULE OF INVESTMENTS


DECEMBER 31, 1996

Shares                                                                     Value
 -------------------------------------------------------------------------------

GERMANY--8.1%
    1,100     Bayerische Motoren Werke
              (BMW) AG                                           $       766,429
              (automobile & auto parts)
   41,000     Daimler-Benz AG(1)                                       2,822,078
                (automobile & auto parts)
   16,000     Deutsche Pfandbrief-und
               Hypothekenbank AG                                         721,766
              (banking)
    1,700     Henkel KGaA(1)                                              81,192
               (chemicals & resins)
    8,703     IVG Holding AG                                             298,444
               (real estate)
    2,200     SCHMALBACH LUBECA AG(1)                                    540,000
                (packaging & containers)
    6,900     SGL Carbon                                                 869,221
               (chemicals & resins)
    4,800     Volkswagen AG                                            1,994,805
               (automobile & auto parts)                         ---------------
                                                                       8,093,935
                                                                 ---------------

HONG KONG--4.0%
   11,000     Asia Satellite Telecommunications
              Holdings Ltd. ADR(1)                                       257,125
               (communications services)
   218,532    CDL Hotels International Limited                           125,025
               (leisure)
   116,000    Citic Pacific Ltd.                                         673,398
              (diversified companies)
   137,500    Henderson China                                            312,884
                (real estate)
   124,954    HSBC Holdings plc                                        2,673,720
               (financial services)                              ---------------
                                                                       4,042,152
                                                                 ---------------

IRELAND--0.2%
   36,222     Independent Newspapers                                     181,066
               (publishing)                                      ---------------


Shares                                                                     Value
--------------------------------------------------------------------------------

ITALY--1.5%
   49,900     Mondadori (Arnoldo) Editore SpA                            405,972
               (publishing)
   65,300     Saipem S.p.A.                                              300,260
                (energy-services)
   318,000    Telecom Italia Mobile SpA                                  803,379
              (communications services)                          ---------------
                                                                       1,509,611
                                                                 ---------------

JAPAN--19.0%
   16,000     Acom Company Ltd.                                          680,910
              (financial services)
    9,000     Advantest Corp.                                            421,003
              (electrical & electronic components)
   23,000     Bridgestone Corp.                                          435,906
              (automobiles & auto parts)
   56,000     Canon, Inc.                                              1,235,010
              (consumer products)
   75,000     Fuji Heavy Industries                                      302,378
              (automobiles & auto parts)
   46,000     Hoya Corp.                                               1,803,067
              (glass products)
   38,000     Japan Synthetic Rubber Co.                                 248,794
              (chemicals & resins)
   51,000     Kokuyo Co. Ltd.                                          1,256,547
              (paper & forest products)
   68,000     Mitsubishi Heavy Industries Ltd.                           538,939
              (aerospace & defense)
   74,000     Nikon Corp.                                                917,987
              (diversified companies)
   37,000     Nippon Kayaku Co. Ltd.                                     208,778
              (pharmaceuticals)
   12,587     Nippon Telegraph & Telephone                               945,469
              (communications services)
   14,000     Promise Company Ltd.                                       687,457
              (financial services)
   84,000     Sanden Corp.                                               671,537
              (automobile & auto parts)
   88,000     Sankyo Co Ltd.                                           2,486,561
              (pharmaceuticals)
   50,000     Sharp Corp.                                                710,717
              (electrical & electronic components)

See Notes to Financial Statements

6  Schedule of Investments                          American Century Investments


                             SCHEDULE OF INVESTMENTS


DECEMBER 31, 1996

Shares                                                                     Value
--------------------------------------------------------------------------------

   30,000     Sony Corp.                                         $     1,961,578
              (electrical & electronic components)
    4,000     Takefuji Corp.                                             287,733
              (financial services)
   85,000     Terumo                                                   1,149,638
              (medical equipment & supplies)
   35,000     Toyota Motor Corp.                                       1,004,049
              (automobile & auto parts)
   28,000     Uni-Charm Corporation                                      685,045
              (consumer products)
   24,000     Yamaha Corp.                                               407,305
              (diversified companies)                            ---------------
                                                                      19,046,408
                                                                 ---------------

NETHERLANDS--5.2%
   13,200     Akzo Nobel                                               1,802,465
              (chemicals & resins)
    7,049     Assurantieconcern Stad Rotterdam                           278,566
              (insurance)
   58,000     New Holland N.V. ADR(1)                                  1,210,750
              (machinery & equipment)
   27,500     Stork                                                      969,016
              (machinery & equipment)
   43,900     VNU Tijdschriftengroep Nederland                           916,965
              (publishing)                                       ---------------
                                                                       5,177,762
                                                                 ---------------

NORWAY--0.6%
   23,000     Smedvig ASA Cl A                                           505,352
              (energy-services)
    5,750     Smedvig ASA Cl B(1)                                        118,216
              (energy-services)                                  ---------------
                                                                         623,568
                                                                 ---------------

PORTUGAL--0.5%
   17,000     Portugal Telecom, S.A. ADR                                 480,250
              (communications services)                          ---------------

SOUTH AFRICA--1.0%
   38,633     South African Breweries
              (Acquired 10-4-96,
              Cost $982,437)(2)                                          978,521
              (food & beverage)                                  ---------------


Shares                                                                     Value
--------------------------------------------------------------------------------

SPAIN--2.3%
   60,000     Telefonica de Espana                                     1,392,717
              (communications services)
    6,100     Telefonica de Espana ADR                                   422,425
              (communications services)
   15,000     Cortefiel, S.A.                                            450,381
              (retail-apparel)                                   ---------------
                                                                       2,265,523
                                                                 ---------------

SWEDEN--0.9%
   54,000     Sparbanken Sverige AB Cl A                                 923,691
              (banking)                                          ---------------

SWITZERLAND--6.9%
      141     Adecco SA                                                   35,355
              (business services & supplies)
      300     Baloise Holding Ltd.                                       602,239
              (insurance)
   17,200     Credit Suisse Group                                      1,764,925
              (banking)
    1,500     SMH Swiss Corporation for
              Microelectronics and
              Watchmaking Industries Ltd.                                923,507
              (consumer products)
    3,100     Novartis(1)                                              3,546,493
              (pharmaceuticals)                                  ---------------
                                                                       6,872,519
                                                                 ---------------

THAILAND--0.1%
   19,000     Siam Commercial Bank                                       137,756
              (banking)                                          ---------------

UNITED KINGDOM--15.5%
   163,100    BBA Group plc                                              988,753
              (diversified companies)
   67,700     British Aerospace PLC                                    1,483,984
              (aerospace & defense)
   93,900     British-Borneo Petroleum
              Syndicate plc                                            1,302,510
              (energy-production & marketing)
   165,213    Cable & Wireless plc                                     1,373,612
              (communications services)
    3,149     Cadbury Schweppes plc                                       26,559
              (food & beverage)


See Notes to Financial Statements

Annual Report                                   Schedule of Investments        7


                             SCHEDULE OF INVESTMENTS


DECEMBER 31, 1996

Shares                                                                     Value
--------------------------------------------------------------------------------

   89,000     Cairn Energy plc(1)                                $       635,560
              (energy-production & marketing)
   170,000    Granada Group plc                                        2,508,042
              (diversified companies)
   18,900     Imperial Tobacco Group plc(1)                              122,021
              (tobacco)
   154,000    Ladbroke Group plc                                         609,205
              (leisure)
   134,000    MFI Furniture Group plc                                    427,971
              (retail-specialty)
   89,000     Misys plc                                                1,701,685
              (computer software & services)
   188,000    Royal Bank of Scotland Group plc                         1,814,188
              (banking)
   87,257     Siebe plc                                                1,616,807
              (diversified companies)
   80,513     Stagecoach Holdings plc                                    963,771
              (transportation)                                   ---------------
                                                                      15,574,668
                                                                 ---------------

TOTAL COMMON STOCKS --89.4%                                           89,636,663
 (Cost $80,177,622)                                              ---------------


PREFERRED STOCKS
--------------------------------------------------------------------------------

AUSTRALIA--0.1%
   54,482     Village Roadshow Ltd. Cl A                                 148,131
              (leisure)                                          ---------------

BRAZIL--2.2%
   29,200     Telecomunicacoes
              Brasileiras SA ADR                                       2,233,800
              (communications services)                          ---------------

GERMANY--0.8%
   15,300     Henkel KGaA                                                767,981
              (chemicals & resins)                               ---------------

TOTAL PREFERRED STOCKS--3.1%                                           3,149,912
 (Cost $2,413,420)                                               ---------------


Shares/Principal Amount                                                    Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS(3)
--------------------------------------------------------------------------------
$1,300,000 par value FHLB Discount
              Note, 5.497%, 1-9-97                               $     1,298,466

   $2,100,000 par value FNMA Discount
              Note, 5.33%, 1-17-97                                     2,094,941

   Repurchase Agreement (J.P. Morgan Securities, Inc.),
              6.70%, due 1-2-97, collateralized
              by $3,993,000 par value U.S.
              Treasury Bonds, 7.75%, due 12-31-99
              (Delivery value $4,101,526)                              4,100,000
                                                                 ---------------
TOTAL TEMPORARY CASH INVESTMENTS--7.5%                                 7,493,407
 (Cost $7,493,407)                                               ---------------

TOTAL INVESTMENT SECURITIES--100.0%                                 $100,279,982
 (Cost $90,084,449)                                              ===============


FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

       Contracts            Settlement                              Unrealized
        to Sell                Dates               Value            Gain (Loss)
--------------------------------------------------------------------------------
    8,732,431 FRF             1-31-97            $1,685,375          $(18,180)
    3,946,061 DEM             1-31-97             2,567,228           (27,380)
    322,049,706 JPY           1-31-97             2,785,745             29,179
    2,652,638 NLG             1-31-97             1,537,752           (16,657)
    2,969,868 CHF             1-31-97             2,222,905           (13,404)
                                              ---------------     --------------
                                                $10,799,005          $(46,442)
                                              ===============     ==============
(Value on Settlement Dates $10,752,563)


See Notes to Financial Statements

8    Schedule of Investments                        American Century Investments


                             SCHEDULE OF INVESTMENTS


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
DEM = German Mark
FHLB = Federal Home Loan Banks
FNMA = Federal National Mortgage Association
FRF = French Franc
JPY = Japanese Yen
NLG = Netherlands Guilder

(1)  Non-income producing

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at December 31, 1996, was $1,395,231 which represented 1.4% of net assets.

(3) The rates for U.S. Government Agency discount notes are the yield to maturity at December 31, 1996.


See Notes to Financial Statements


Annual Report                               Schedule of Investments            9


                       STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

ASSETS
--------------------------------------------------------------------------------
Investment securities, at value
     (identified cost of $90,084,449) (Note 3) ..................   $100,279,982
Foreign currency holdings, at value
     (identified cost of $7,002) ................................          6,920
Cash ............................................................        228,310
Receivable for forward foreign
     currency exchange contracts ................................         29,179
Receivable for investments sold .................................      2,182,081
Receivable for capital shares sold ..............................         36,489
Dividends and interest receivable ...............................        154,645
                                                                 ---------------
                                                                     102,917,606
                                                                 ---------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for forward foreign currency exchange contracts .........         75,621
Payable for investments purchased ...............................      1,266,472
Payable for capital shares redeemed .............................        116,111
Accrued management fees (Note 2) ................................        124,157
Other liabilities ...............................................             62
                                                                 ---------------
                                                                       1,582,423
                                                                 ---------------
Net Assets Applicable to Outstanding Shares .....................   $101,335,183
                                                                 ===============


CAPITAL SHARES, $.01 PAR VALUE
--------------------------------------------------------------------------------
Authorized ......................................................    200,000,000
                                                                 ===============
Outstanding .....................................................     17,004,837
                                                                 ===============
Net Asset Value Per Share .......................................          $5.96
                                                                 ===============
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ......................... $   87,088,606
Undistributed net investment income .............................      1,422,517
Accumulated undistributed net realized
     gain from investments and foreign
     currency transactions ......................................      2,674,107
Net unrealized appreciation on investments
     and translation of assets and liabilities
     in foreign currencies (Note 3) .............................     10,149,953
                                                                 ---------------
                                                                    $101,335,183
                                                                 ===============
See Notes to Financial Statements


10   Statement of Assets and Liabilities            American Century Investments


                             STATEMENT OF OPERATIONS


YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
--------------------------------------------------------------------------------
Income:
     Dividends (net of foreign taxes
          withheld of $135,874) ................................ $     1,060,086
     Interest ..................................................         373,907
                                                                 ---------------
                                                                       1,433,993
                                                                 ---------------
Expenses:
     Management fees (Note 2) ..................................       1,170,843
     Directors' fees and expenses ..............................             735
                                                                 ---------------
                                                                       1,171,578
                                                                 ---------------

Net investment income ..........................................         262,415
                                                                 ---------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
     Investments ...............................................       5,166,648
     Foreign currency transactions .............................     (1,145,072)
                                                                 ---------------
                                                                       4,021,576
                                                                 ---------------
Change in net unrealized appreciation on:
     Investments ...............................................       7,101,578
     Translation of assets and
          liabilities in foreign currencies ....................       (308,771)
                                                                 ---------------
                                                                       6,792,807
                                                                 ---------------

Net realized and unrealized gain on
investments and foreign currency ...............................      10,814,383
                                                                 ---------------

Net Increase in Net Assets
Resulting from Operations ......................................     $11,076,798
                                                                 ===============

See Notes to Financial Statements

Annual Report                              Statement of Operations            11


                       STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1996
AND DECEMBER 31, 1995


Increase in Net Assets                                   1996             1995
OPERATIONS
--------------------------------------------------------------------------------
Net investment income ........................        $262,415          $279,252
Net realized gain on investments
     and foreign currency transactions .......       4,021,576         1,951,797
Change in net unrealized appreciation
     (depreciation) on investments and
     translation of assets and liabilities
     in foreign currencies ...................       6,792,807         3,873,069
                                               ---------------   ---------------
Net increase in net assets resulting
     from operations .........................      11,076,798         6,104,118
                                               ---------------   ---------------


DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income ...................       (279,252)                --
In excess of net investment income ...........       (928,713)                --
From net realized gains from
     investment transactions .................       (402,655)                --
                                               ---------------   ---------------
Decrease in net assets
     from distributions ......................     (1,610,620)                --
                                               ---------------   ---------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from shares sold ....................      84,797,362        67,407,052
Proceeds from reinvestment
     of distributions ........................       1,610,620                --
Payments for shares redeemed .................    (46,147,914)      (39,895,430)
                                               ---------------   ---------------
Net increase in net assets from
     capital share transactions ..............      40,260,068        27,511,622
                                               ---------------   ---------------

Net increase in net assets ...................      49,726,246        33,615,740

NET ASSETS
--------------------------------------------------------------------------------
Beginning of year ............................      51,608,937        17,993,197
                                               ---------------   ---------------

End of year ..................................    $101,335,183       $51,608,937
                                               ===============   ===============
Undistributed net investment income ..........      $1,422,517        $1,142,475
                                               ===============   ===============

TRANSACTIONS IN SHARES OF THE FUND
--------------------------------------------------------------------------------
Sold .........................................      15,365,530        13,758,884
Issued in reinvestment of distributions ......         292,840                --
Redeemed .....................................     (8,329,954)       (7,872,880)
                                               ---------------   ---------------
Net increase .................................       7,328,416         5,886,004
                                               ===============   ===============

See Notes to Financial Statements

12   Statements of Changes in Net Assets            American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--TCI Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. TCI International (the Fund) is one of the five series of funds issued by the Corporation. The Fund's investment objective is capital growth. The Fund seeks to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities that are considered by management to have prospects for appreciation. The Fund will invest primarily in securities of issuers located in developed markets. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

     FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purpos-


Annual Report                              Notes to Financial Statements      13


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

es. These differences are primarily due to differing treatments for foreign currency transactions and wash sales.

     SUPPLEMENTARY INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.5%.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     The aggregate cost of investment securities purchased (excluding short-term investments) for the year ended December 31, 1996, totaled $145,395,731 for common stocks and $667,198 for preferred stocks. Proceeds from investment securities sold (excluding short-term investments) totaled $108,871,352 for common stocks and $798,265 for preferred stocks. On December 31, 1996, accumulated net unrealized appreciation on investments, based on the aggregate cost of investments of $90,096,181 for federal income tax purposes, was $10,183,801, consisting of unrealized appreciation of $11,255,220 and unrealized depreciation of $1,071,419.

--------------------------------------------------------------------------------
4. SUBSEQUENT EVENTS

     The following name changes became effective January 1, 1997:

               NEW NAMES                                          FORMER NAMES
INVESTMENT
MANAGER:       American Century Investment Management, Inc.       Investors Research Corporation

PARENT
COMPANY:       American Century Companies, Inc.                   Twentieth Century Companies, Inc.

DISTRIBUTOR:   American Century Investment Services, Inc.         Twentieth Century Securities, Inc.

TRANSFER
AGENT:         American Century Services Corporation              Twentieth Century Services, Inc.


14   Notes to Financial Statements                  American Century Investments

                              FINANCIAL HIGHLIGHTS

               For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                                                   1996         1995    1994(1)
PER-SHARE DATA
-----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period........................................       $5.33        $4.75      $5.00
                                                                  -----        -----      -----

Income from Investment Operations
   Net Investment Income(2) ..............................          .02          .03         --
   Net Realized and Unrealized Gain
   (Loss) on Investment Transactions......................          .74          .55      (.25)
                                                                  -----        -----      -----
   Total from
   Investment Operations..................................          .76          .58      (.25)
                                                                  -----        -----      -----
Distributions
   From Net Investment Income.............................         (.03)         --          --
   In Excess of Net
   Investment Income......................................         (.07)         --          --
   From Net Realized Gains
   on Investment Transactions.............................         (.03)         --          --
                                                                  -----        -----      -----
   Total Distributions....................................         (.13)         --          --
                                                                  -----        -----      -----
Net Asset Value, End of Period............................        $5.96        $5.33      $4.75
                                                                  =====        =====      =====

   Total Return(3)........................................        14.41%       12.21%   (5.00%)


RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
   Ratio of Operating Expenses
   to Average Net Assets..................................         1.50%       1.50%   1.50%(4)
   Ratio of Net Investment Income (Loss)
   to Average Net Assets..................................          .31%        .70%  (.11%)(4)
   Portfolio Turnover Rate................................          154%        214%       157%
   Average Commission Paid per
   Investment Security Traded.............................         $.022       $.002      --(5)
   Net Assets, End
   of Period (in thousands)...............................      $101,335     $51,609    $17,993


(1)  May 1, 1994 (Inception) through December 31, 1994.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


See Notes to Financial Statements


Annual Report                                       Financial Highlights      15
--------------------------------------------------------------------------------


                         INDEPENDENT ACCOUNTANTS' REPORT


The Shareholders and Board of Directors
TCI Portfolios, Inc.


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TCI International (a series of TCI
PORTFOLIOS, INC.) as of December 31, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmations from brokers, and when replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCI International as of December 31, 1996, and the results of its operations, changes in its net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

                              /s/Baird, Kurtz & Dobson
                              Baird, Kurtz & Dobson

                              Kansas City, Missouri
                              January 21, 1997


16   Independent Accountants' Report                American Century Investments



                                      NOTES


Annual Report                                                         Notes   17


                                      NOTES


18   Notes                                          American Century Investments


                                      NOTES


Annual Report                                                         Notes   19


                             BACKGROUND INFORMATION

PORTFOLIO MANAGEMENT TEAM (AS OF 12/31/96)

     Henrik Strabo, Vice President & Portfolio Manager
     Theodore Tyson, Vice President & Portfolio Manager

Investment Philosophy & Policies

     The philosophy behind American Century's growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Finally, American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     TCI INTERNATIONAL invests primarily in the equity securities of foreign companies that exhibit accelerating earnings growth. The fund's diversified holdings are not restricted by geography or industry segment. It will typically have significant share-price fluctuations.

COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The S&P 500 is an index created by Standard & Poor's Corporation that is considered to represent the performance of the U.S. stock market. It is composed primarily of large-capitalization stocks.

     The Morgan Stanley Europe, Australia, Far East Index (EAFE(R)) is a widely followed group of stocks from 20 different countries.

HOW CURRENCY RETURNS AFFECT FUND PERFORMANCE

     For U.S. investors, the total return from international stocks includes the effects of currency fluctuations -- the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S. dollars.

     Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. This tended to be the case in 1996 when the dollar increased in value against most major foreign currencies. (The weakened foreign currencies bought fewer dollars.) Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between U.S. dollars and various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, currency devaluations and political developments.


20   Background Information                         American Century Investments


                                    GLOSSARY


RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.


PORTFOLIO STATISTICS

o PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

o PRICE/EARNINGS (P/E) RATIO -- A stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)


Annual Report                                                        Glossary 21



[american century logo]
American
Century(sm)

P.O. Box 419385
Kansas City, Missouri
64141-6385

Person-to-Person Assistance:
1-800-345-3533 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-345-1833 or 816-753-0070

Fax: 816-340-4360

Internet: www.americancentury.com


TCI PORTFOLIOS, INC.


Investment Manager
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
Kansas City, Missouri

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


9702           [recycled logo]
SH-BKT-7585       Recycled

                             ANNUAL               REPORT

                            [american century logo]

                                    American
                                  Century(sm)

                                DECEMBER 31, 1996

                                       TCI
                                PORTFOLIOS, INC.

                                   TCI Growth


                                 [front cover]




                                  TABLE OF CONTENTS

Our Message to You.......................................................   1
Performance & Portfolio Information......................................   2
Management Q & A.........................................................   3
Schedule of Investments..................................................   5
Statement of Assets and Liabilities......................................   7
Statement of Operations..................................................   8
Statements of Changes in Net Assets......................................   9
Notes to Financial Statements............................................  10
Financial Highlights.....................................................  13
Independent Accountants' Report..........................................  14
Background Information
     Portfolio Management Team...........................................  16
     Investment Philosophy & Policies....................................  16
     Comparative Indices.................................................  16
Glossary.................................................................  17


Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments




                                 OUR MESSAGE TO YOU

[photo James E. Stowers, Jr. & James E. Stowers III]

     The year ended December 31, 1996, was very difficult for TCI Growth. The fund significantly underperformed the strong U.S. stock market and its peer group of other growth funds. As a result, repositioning the fund became a priority during the year. In July we installed a new management team, headed by Glenn Fogle, a seasoned growth manager whose team manages Twentieth Century Vista and Twentieth Century Giftrust. Glenn and his team restructured the fund's portfolio to focus on a narrower list of smaller, faster-growing companies, which we believe should provide improved results over time. However, the timing of these changes worked against the fund since the market environment in 1996 favored larger companies with more predictable earnings. Looking ahead, we believe the changes now in place leave TCI Growth well positioned for 1997 and beyond.

     Other important changes occurred in 1996. On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in mid-1996 and adopted American Century Investments as our new company name. This name reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. As part of the renaming process, TCI Portfolios, Inc. (the group of variable annuity funds that includes TCI Growth) will become American Century Variable Portfolios, Inc. on May 1, 1997. Effective on the same date, this fund's name is expected to change to American Century VP Capital Appreciation. Important note: These name changes will not further alter the investment strategy or objectives of the fund.

     Another significant change is reflected in the design and content of this annual report, which is structured to provide more information in an easier-to-read format. The new design adds a question and answer section with Glenn Fogle. We hope this expanded format provides you with a meaningful overview and perspective on how your fund performed for the period.

     Thank you for the continued confidence you've placed in us. We want to assure you that we are bringing our resources to bear on the goal of providing you with the competitive long-term returns you expect from a leading investment manager. We are committed to achieving this result.

Sincerely,

/s/James E. Stowers, Jr.                /s/James E. Stowers III
James E. Stowers, Jr.                   James E. Stowers III
Chairman of the Board and Founder       President and Chief Executive Officer


Annual Report                                          Our Message to You      1


                         PERFORMANCE & PORTFOLIO INFORMATION

                                      6 MONTHS(1)      1 YEAR        3 YEARS      5 YEARS     LIFE OF FUND(2)
AVERAGE ANNUAL RETURNS(3)
(as of December 31, 1996)
     TCI Growth.....................     -5.62%        -4.32%         7.42%        6.17%            10.81%
     S&P 500(4).....................     11.68%        22.93%        19.64%       15.19%            16.57%
     S&P 400(4).....................      9.14%        19.20%        14.60%       13.93%         18.92%(5)
     S&P MidCap 400/BARRA
     Growth(4)......................      7.37%        18.41%        11.92%       11.25%                --

(1)  Not annualized.
(2)  The fund's inception date was November 20, 1987.
(3)  Returns are defined in the Glossary on page 17.
(4) See page 16 for more information about these comparative performance indices. Figures for the S&P MidCap 400/BARRA Growth are not available prior to 1991.
(5) The Life of Fund figure for the S&P 400 is based on a comparison date of November 30, 1987, the closest date available to the fund's November 20, 1987 inception date.

PORTFOLIO AT A GLANCE
                                      12/31/96          12/31/95
Number of Companies                       55               124
Price/Earnings Ratio (Median)           45.6              22.8
Portfolio Turnover                      182%              147%

[mountain graph data]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 12/31/96
S&P 400     $48,242
S&P 500     $42,488
TCI Growth  $26,776

($10,000 investment made 11/30/87)
        TCI Growth           S&P 400              S&P 500
11/30/87  $10,000             $10,000              $10,000
          $11,261             $10,773              $10,825
          $11,346             $12,846              $12,198
          $11,005             $13,021              $12,610
          $12,680             $15,691              $14,692
          $14,166             $17,649              $16,594
          $15,601             $18,113              $17,099
          $13,988             $16,746              $16,077
          $16,033             $20,439              $18,363
          $19,846             $25,135              $20,953
          $17,708             $24,231              $20,816
          $19,580             $28,129              $22,548
          $20,528             $29,729              $23,641
          $21,600             $32,055              $24,810
          $20,072             $29,713              $23,979
          $21,347             $30,906              $25,147
          $25,502             $36,352              $30,213
          $27,985             $40,471              $34,563
          $28,371             $44,200              $38,044
12/31/96  $26,776             $48,242              $42,488

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The chart begins on November 30, 1987 because it is the date closest to the fund's November 20, 1987 inception date for which S&P 400 return data is available.

The line representing the fund's return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return lines of the indices do not.

                See Glossary on page 17 for investment terms.


2    Performance & Portfolio Information          American Century Investments


                              MANAGEMENT Q & A

     An interview with Glenn Fogle, lead manager on the TCI Growth investment team.

HOW DID TCI GROWTH PERFORM FOR THE YEAR ENDED DECEMBER 31, 1996?

     The fund had a poor year; its total return was -4.32%. The fund's benchmark, the S&P 500, returned 22.93% while the S&P 400 showed a 19.20% total return and the S&P MidCap 400/BARRA Growth returned 18.41%. The performances of the latter two indices are provided in this report to reflect the fund's increased weighting in the growth stocks of mid-sized companies. The S&P 400 covers the 400 largest companies not included in the S&P 500 and is considered a barometer of the performance of mid-capitalization companies. The BARRA Growth index includes the half of the S&P 400 with the highest price-to-book ratios.

WHY DID THE FUND UNDERPERFORM THE MARKET AND ITS PEERS BY SUCH A WIDE MARGIN?

     A combination of factors led to the fund's poor performance. As we discussed in the fund's semiannual report, TCI Growth lagged both the market and management's expectations during the first half of 1996. Accordingly, a new, more aggressive management team assumed responsibility for the fund effective July 1, 1996. My team, which also manages Vista and Giftrust, shifted the fund into the stocks of smaller companies with faster earnings growth than had been the norm for TCI Growth. This strategy worked well until mid-October, when many investors asserted a strong preference for larger companies with relatively predictable earnings. Many investors wanted to own what was in the S&P 500 and not much else. This phenomenon, which arose in part from the spreading use of indexing for fund management, resulted in a large performance gap between the stocks of large- and mid-sized companies.

     As a result, we faced an anomaly at year end: Large companies with relatively slow growth outperformed smaller companies with much stronger growth. At some point, we believe aggressive growth stocks will again take the lead from more conservative ones but it is difficult to predict when that may occur. In the meantime, we are sticking to our bottom-up system of picking companies with strong earnings growth that show the potential for future share price appreciation.

CAN YOU OFFER EXAMPLES OF STOCKS WHOSE PERFORMANCE HURT THE FUND, DESPITE STRONG FUNDAMENTALS?

     Unfortunately, I have several examples. PairGain Technologies, Inc. saw earnings increase 85% for the 12 months ended September 30, 1996, but its stock has been flat since June. The company manufactures devices that increase the capacity of local telephone systems. Cascade Communications, which makes network switches for large telecommuni-cations networks, had a 172% jump in earnings during the year ended September 30, but its stock was down 40% from October through year-end. The same story holds for many non-technology stocks. ABR Information Services, Inc., an outsourcing company for health insurance benefits, doubled its year-over-year earnings at September 30, 1996, yet its stock fell 46% from October through December.

WHAT IS DEPRESSING THE PRICES OF THESE STOCKS?

     Investors' fear that the earnings growth will not continue and investors' unwillingness to pay the price for the stocks of fast-growing companies are reasons why the stocks of mid-sized companies have lagged behind the stocks of large-sized companies. Although the prices of many high growth companies have been falling, they remain more expensive than the average S&P 500 stock. At December 31, 1996, the average price-to-earnings multiple (P/E) of stocks on the S&P 500 was 20.58, compared to a P/E of 45.60 for the average stock in TCI Growth's portfolio. Of course, the stocks the fund owns are also growing considerably faster than S&P 500 earnings, so we


Annual Report                                          Management Q & A     3


                              MANAGEMENT Q & A

believe they ought to command a premium valuation. The silver lining for us is, as growth stock prices fall, we are able to buy more "growth" for a lower price.

WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE SIX MONTHS ENDED DECEMBER 31, 1996?

     The changes were considerable and served to bring the fund in line with the aggressive growth style and strategies that our management team uses for Vista and Giftrust. The following statistics help explain the changes. At June 30, 1996, the average revenue growth of companies represented in the fund was 30.9% and the average earnings growth was 7.9%. At year-end, average revenue growth in the portfolio had more than doubled to 66.3% while average earnings growth had increased nearly 10 times to 74.6%. We also decreased the number of companies owned from 98 to 55. Concentrating on successful companies is a hallmark of our aggressive growth investment style. In summary, we think we are making the moves necessary to position TCI Growth for above average long-term appreciation.

WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

     We've seen periods in the past when our aggressive growth style was out of favor and large company stocks perceived as relatively safe outperformed the market. This is normal from time to time. However, lately it appears that the dominance of "safer" stocks has attracted performance-driven money, pushing the valuation of certain leading large-cap stocks far ahead of their underlying fundamentals. At some point the price becomes so high that these stocks are no longer relatively "safe." We are optimistic that the present cycle may have run its course and that faster growing companies will once again outperform the averages in 1997.

     The economy appears to be slowing, although a recession does not appear likely. There seems to be little inflationary pressure, which is good for both the bond and stock markets. However, weak inflation means a lack of pricing power in general, which tends to put pressure on corporate earnings. Our strategy is to own shares in companies that are in control of their destiny, where demand is less dependent upon growth in the overall economy and where new products or services are being introduced with limited competition. We expect this strategy to improve returns for TCI Growth.

TOP TEN HOLDINGS                                 % of fund investments
                                                As of           As of
                                               12/31/96         6/30/96
Tellabs, Inc.                                    4.6%              2.9%
Vitesse Semiconductor Corp.                      3.8%              1.0%
Cisco Systems Inc.                               3.7%              2.7%
HBO & Co.                                        3.4%                --
Boeing Co.                                       3.2%                --
Boston Scientific Corp.                          3.2%                --
HFS, Inc.                                        2.7%                --
McAfee Associates, Inc.                          2.5%                --
Centocor, Inc.                                   2.4%                --
Vanstar Corp.                                    2.4%                --


TOP FIVE INDUSTRIES                               % of fund investments
                                                As of             As of
                                               12/31/96           6/30/96
Computer Software & Services                    17.4%             10.4%
Communications Equipment                         9.9%             12.6%
Computer Peripherals                             8.2%              4.3%
Business Services & Supplies                     7.8%              2.7%
Biotechnology                                    6.4%              4.5%


4    Management Q & A                             American Century Investments


                               SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE & DEFENSE--3.2%
       400,000    Boeing Co.                                   $   42,550,000
                                                               --------------

BIOTECHNOLOGY--6.4%
       900,000    Centocor, Inc.(1)                                32,231,250
     1,050,000    ClinTrials Inc.(1)(2)                            23,493,750
       440,000    Quintiles Transnational Corp.(1)                 28,985,000
                                                               --------------
                                                                   84,710,000
                                                               --------------
BUSINESS SERVICES & SUPPLIES--7.8%
       375,000    ABR Information Services, Inc.(1)                14,765,625
       350,000    APAC Teleservices, Inc.(1)                       13,431,250
       400,000    Corrections Corp. of America(1)                  12,250,000
       500,000    Gartner Group, Inc.(1)                           19,468,750
       880,000    National TechTeam, Inc.(1)(2)                    17,765,000
       600,000    PMT Services, Inc.(1)                            10,462,500
       450,000    Robert Half International, Inc.(1)               15,468,750
                                                               --------------
                                                                  103,611,875
                                                               --------------
COMMUNICATIONS EQUIPMENT--9.9%
       400,000    Ascend Communications, Inc.(1)                   24,850,000
       360,000    Davox Corp.(1)                                   14,985,000
       100,100    MRV Communications, Inc.(1)                       2,183,431
       950,000    PairGain Technologies, Inc.(1)                   28,915,625
     1,600,000    Tellabs, Inc.(1)                                 60,300,000
                                                               --------------
                                                                  131,234,056
                                                               --------------
Communications Services--1.1%
       650,000    LCI International, Inc.(1)                       13,975,000
                                                               --------------

COMPUTER PERIPHERALS--8.2%
       200,000    Cascade Communications(1)                        11,050,000
       775,000    Cisco Systems Inc.(1)                            49,357,813
       700,000    Encad, Inc.(1)(2)                                28,700,000
       600,000    Security Dynamics
                    Technologies, Inc.(1)                          18,862,500
                                                               --------------
                                                                  107,970,313
                                                               --------------

COMPUTER SOFTWARE & SERVICES--17.4%
       400,000    Baan Co., N.V. ADR                               13,875,000
                    (Acquired 6-7-95 through
                    6-30-95, Cost $5,829,078)(1)(3)
       486,700    Computer Associates
                    International, Inc.                            24,213,325


Shares                                                                  Value
--------------------------------------------------------------------------------

       650,000    Envoy Corp.(1)(2)                            $   24,496,875
       750,000    HBO & Co.                                        44,531,250
       750,000    McAfee Associates, Inc.(1)                       32,859,375
       330,000    Microsoft Corp.(1)                               27,286,875
       700,000    Systemsoft Corp.(1)                              10,325,000
     1,300,000    Vanstar Corp.(1)                                 31,850,000
       400,000    Veritas Software Corp.(1)                        19,800,000
                                                               --------------
                                                                  229,237,700
                                                               --------------
COMPUTER SYSTEMS--1.6%
       400,000    Dell Computer Corp.(1)                           21,275,000
                                                               --------------

CONSUMER PRODUCTS--1.7%
       820,000    Rexall Sundown, Inc.(1)                          22,293,750
                                                               --------------

ELECTRICAL & ELECTRONIC COMPONENTS--5.3%
       500,000    Sawtek Inc.(1)                                   19,656,250
     1,100,000    Vitesse Semiconductor Corp.(1)(2)                50,118,750
                                                               --------------
                                                                   69,775,000
                                                               --------------
ENERGY (SERVICES)--4.6%
       650,000    Marine Drilling Companies, Inc.(1)               12,796,875
       450,000    Petroleum Geo-Services A/S ADR(1)                17,550,000
       480,000    Seacor Holdings, Inc.(1)(2)                      30,240,000
                                                               --------------
                                                                   60,586,875
                                                               --------------
FINANCIAL SERVICES--5.1%
       400,000    AmeriCredit Corp.(1)                              8,200,000
     1,100,000    Amresco, Inc.(1)                                 29,287,500
       700,000    Leasing Solutions, Inc.(1)(2)                    18,200,000
       266,666    Travelers Group, Inc.                            12,099,970
                                                               --------------
                                                                   67,787,470
                                                               --------------
HEALTHCARE--6.2%
       750,000    Curative Technologies, Inc.(1)(2)                20,765,625
     1,150,000    FPA Medical Management, Inc.(1)(2)               25,515,625
       150,000    Quorum Health Group, Inc.(1)                      4,443,750
     1,150,000    Tenet Healthcare Corp.(1)                        25,156,250
       600,000    U.S. Diagnostic Inc.(1)(2)                        5,587,500
                                                               --------------
                                                                   81,468,750
                                                               --------------
LEISURE--3.1%
       117,800    Doubletree Corp.(1)                               5,271,550
       600,000    HFS, Inc.(1)                                     35,850,000
                                                               --------------
                                                                   41,121,550
                                                               --------------

See Notes to Financial Statements


Annual Report                                   Schedule of Investments        5


                           SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------

MACHINERY & EQUIPMENT--2.0%
       600,000    Dynatech Corp.(1)                            $   26,475,000
                                                               --------------

MEDICAL EQUIPMENT & SUPPLIES--3.2%
       700,000    Boston Scientific Corp.(1)                       42,000,000
                                                               --------------

PERSONAL SERVICES--1.5%
       600,000    Stewart Enterprises, Inc. Cl A                   20,400,000
                                                               --------------

PHARMACEUTICALS--1.4%
       500,000    Jones Medical Industries, Inc.                   18,218,750
                                                               --------------

RESTAURANTS--1.9%
       750,000    Papa John's International, Inc.(1)               25,453,125
                                                               --------------

RETAIL (SPECIALTY)--4.1%
       795,100    Corporate Express, Inc.(1)                       23,405,756
     1,400,000    PETsMART, Inc.(1)                                30,625,000
                                                               --------------
                                                                   54,030,756
                                                               --------------

TOTAL COMMON STOCKS--95.7%                                      1,264,174,970
                                                               --------------
   (Cost $1,108,174,099)

TEMPORARY CASH INVESTMENTS(4)
     $6,700,000 par value FNMA Discount Note,
         5.33%, 1-17-97                                             6,683,860

     Repurchase Agreement, J.P. Morgan
         Securities, Inc., (U.S. Treasury
         obligations), in a joint trading
         account at 6.70%, dated
         12-31-96, due 1-2-97
         (Delivery value $49,918,574)                              49,900,000
                                                               --------------

TOTAL TEMPORARY CASH INVESTMENTS--4.3%                             56,583,860
                                                               --------------
   (Cost $56,583,860)

TOTAL INVESTMENT SECURITIES--100.0%                            $1,320,758,830
                                                               ==============
   (Cost $1,164,757,959)

See Notes to Financial Statements

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FNMA = Federal National Mortgage Association

(1)  Non-income producing

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. See Note 4 in Notes to Financial Statements summary of transactions for each issuer who is or was an affiliate at or during the year ended December 31, 1996.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at December 31, 1996, was $13,875,000, which represented 1.1% of net assets.

(4) The rates for U.S. Government Agency discount notes are the yield to maturity at December 31, 1996.

See Notes to Financial Statements


6    Schedule of Investments                      American Century Investments


                         STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

ASSETS
Investment securities, at value (identified cost of $1,164,757,959) (Note 3).........     $1,320,758,830
Receivable for investments sold......................................................            819,171
Receivable for capital shares sold...................................................          1,691,944
Dividends and interest receivable....................................................             59,286
                                                                                          --------------
                                                                                           1,323,329,231
                                                                                          --------------

LIABILITIES
Disbursements in excess of demand deposit cash.......................................            583,067
Payable for investments purchased....................................................          4,860,172
Payable for capital shares redeemed..................................................          2,889,791
Accrued management fees (Note 2).....................................................          1,130,345
Other liabilities....................................................................                805
                                                                                          --------------
                                                                                               9,464,180
                                                                                          --------------
Net Assets Applicable to Outstanding Shares..........................................     $1,313,865,051
                                                                                          ==============


CAPITAL SHARES, $.01 PAR VALUE
Authorized...........................................................................        500,000,000
                                                                                          ==============
Outstanding..........................................................................        128,343,528
                                                                                          ==============
Net Asset Value Per Share............................................................             $10.24
                                                                                          ==============


NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)..............................................     $1,135,211,171
Accumulated undistributed net realized gain
     from investments and foreign currency transactions..............................         22,653,009
Net unrealized appreciation on investments and translation of
   assets and liabilities in foreign currencies (Note 3).............................        156,000,871
                                                                                          --------------
                                                                                          $1,313,865,051
                                                                                          ==============

See Notes to Financial Statements


Annual Report                       Statement of Assets and Liabilities      7


                                    STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996

INVESTMENT (LOSS)

INCOME:
     Dividends (net of foreign taxes withheld of $84,076).......................    $   3,185,163
     Interest....................................................................       2,715,775
                                                                                    -------------
                                                                                        5,900,938
                                                                                    -------------

EXPENSES:
     Management fees (Note 2)....................................................      14,401,981
     Directors' fees and expenses................................................          12,651
                                                                                    -------------
                                                                                       14,414,632
                                                                                    -------------

NET INVESTMENT (LOSS)............................................................     (8,513,694)
                                                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

NET REALIZED GAIN ON:
     Investments.................................................................      24,101,750
     Foreign currency transactions...............................................       8,670,499
                                                                                    -------------
                                                                                       32,772,249
                                                                                    -------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
     Investments.................................................................   $(85,626,339)
     Translation of assets and liabilities in foreign currencies.................       (745,049)
                                                                                    -------------
                                                                                     (86,371,388)
                                                                                    -------------

NET REALIZED AND UNREALIZED (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY.................................................    (53,599,139)
                                                                                    -------------

NET (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS........................................................   $(62,112,833)
                                                                                    =============

See Notes to Financial Statements


8    Statement of Operations                      American Century Investments


                         STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1996 AND DECEMBER 31, 1995

INCREASE (DECREASE) IN NET ASSETS                                                    1996                 1995

OPERATIONS

Net investment (loss)........................................................    $  (8,513,694)      $  (2,898,945)
Net realized gain on investments
     and foreign currency transactions.......................................        32,772,249         187,913,648
Change in net unrealized appreciation
     on investments and translation
     of assets and liabilities in foreign currencies.........................      (86,371,388)         134,253,469
                                                                                  -------------      --------------
Net increase (decrease) in net assets resulting from operations..............      (62,112,833)         319,268,172
                                                                                  -------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income...................................................                --         (1,019,296)
From net realized gains from investment transactions.........................     (165,281,584)           (133,044)
                                                                                  -------------      --------------
Decrease in net assets from distributions....................................     (165,281,584)         (1,152,340)
                                                                                  -------------      --------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold....................................................       364,518,011         812,061,191
Proceeds from reinvestment of distributions..................................       165,281,584           1,152,340
Payments for shares redeemed.................................................     (449,663,781)       (672,782,929)
                                                                                  -------------      --------------
Net increase in net assets from capital share transactions...................        80,135,814         140,430,602
                                                                                  -------------      --------------

Net increase (decrease) in net assets........................................     (147,258,603)         458,546,434

NET ASSETS

Beginning of year............................................................     1,461,123,654       1,002,577,220
                                                                                  -------------      --------------

End of year..................................................................    $1,313,865,051      $1,461,123,654
                                                                                 ==============      ==============

Distributions in excess of net investment income.............................                --         $ (751,266)
                                                                                 ==============      ==============

TRANSACTIONS IN SHARES OF THE FUND

Sold ..............................................................                  31,440,930          75,063,678
Issued in reinvestment of distributions......................................        16,949,976             126,492
Redeemed.....................................................................      (41,183,203)        (62,925,631)
                                                                                  -------------      --------------
Net increase.................................................................         7,207,703          12,264,539
                                                                                  =============      ==============


See Notes to Financial Statements


Annual Report                       Statements of Changes in Net Assets     9


                            NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT
    ACCOUNTING POLICIES

     ORGANIZATION-TCI Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. TCI Growth (the Fund) is one of the five series of funds issued by the Corporation. The Fund's investment objective is capital growth. The Fund seeks to achieve its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

     FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT  TRADING  ACCOUNT--Pursuant  to an  Exemptive  Order  issued  by  the
Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collaterized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.


10   Notes to Financial Statements                  American Century Investments


                            NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales.

     SUPPLEMENTARY INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1%.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     The aggregate cost of investment securities purchased (excluding short-term investments) for the year ended December 31, 1996, totaled $2,533,139,407 for common stocks. Proceeds from investment securities sold (excluding short-term investments) totaled $2,619,606,683 for common stocks. On December 31, 1996, accumulated net unrealized appreciation on investments, based on the aggregate cost of investments of $1,165,118,628 for federal income tax purposes, was $155,640,202, consisting of unrealized appreciation of $213,810,798 and unrealized depreciation of $58,170,596.


Annual Report                             Notes to Financial Statements     11


                            NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

4. AFFILIATED COMPANY TRANSACTIONS

     A summary of transactions for each issuer who is or was an affiliate at or during the year ended December 31, 1996, follows:

                                    Share                                                                 December 31, 1996
                                   Balance       Purchase           Sales          Realized            Share            Market
                                  12/31/95         Cost             Cost            (Loss)            Balance            Value
ISSUER(1)
ACC Corp.                              --      $ 25,367,907     $ 25,367,907     $ (2,723,471)              --                --
AnnTaylor Stores Corp.                 --        23,738,750       23,738,750       (8,697,304)              --                --
Applix, Inc.                           --        18,807,223       18,807,223       (2,732,193)              --                --
Casino Data Systems                    --        15,514,166       15,514,166       (5,217,091)              --                --
ClinTrials Inc.                        --        27,230,464               --                --    1,050,000(2)      $ 23,493,750
Curative Technologies, Inc.            --        15,857,839               --                --         750,000        20,765,625
Encad, Inc.                            --        28,977,164               --                --         700,000        28,700,000
Envoy Corp.                            --        18,022,044               --                --         650,000        24,496,875
FPA Medical Management, Inc.           --        23,327,800               --                --       1,150,000        25,515,625
Leasing Solutions, Inc.                --        20,239,641               --                --         700,000        18,200,000
Microcom, Inc.                    600,000         5,815,202       18,568,540       (7,207,277)              --                --
National TechTeam, Inc.                --        22,790,557               --                --         880,000        17,765,000
Seacor Holdings, Inc.                  --        22,112,857               --                --         480,000        30,240,000
U.S. Diagnostic Inc.                   --        17,802,228       10,436,952         (326,479)         600,000         5,587,500
VTEL Corp.                        670,000                --        9,797,020       (2,500,404)              --                --
Vitesse Semiconductor Corp.            --        23,937,176               --                --       1,100,000        50,118,750
                                               ------------     ------------     -------------                      ------------
                                               $309,541,018     $122,230,558     $(29,404,219)                      $244,883,125
                                               ============     ============     =============                      ============

(1)  None of the securities produced income during period held.
(2) Includes adjustments for shares received from stock split and/or stock spinoff during the year.

--------------------------------------------------------------------
5. SUBSEQUENT EVENTS

     The following name changes became effective January 1, 1997:

                          NEW NAMES                                             FORMER NAMES
Investment Manager:       American Century Investment Management, Inc.          Investors Research Corporation
Parent Company:           American Century Companies, Inc.                      Twentieth Century Companies, Inc.
Distributor:              American Century Investment Services, Inc.            Twentieth Century Securities, Inc.
Transfer Agent:           American Century Services Corporation                 Twentieth Century Services, Inc.


12   Notes to Financial Statements  American Century Investments


                                FINANCIAL HIGHLIGHTS

                                                                For a Share Outstanding Throughout the Years Ended December 31

                                                             1996           1995            1994           1993         1992
PER-SHARE DATA
Net Asset Value,
Beginning of Year......................................     $12.06           $9.21          $9.32          $8.47        $8.64
                                                            ------          ------         ------         ------       ------
Income from Investment Operations
     Net Investment Income (Loss) .....................   (.06)(1)           (.02)            .01            .03          .02
     Net Realized and Unrealized Gain
     (Loss) on Investment Transactions.................      (.40)            2.88          (.12)            .84        (.14)
                                                            ------          ------         ------         ------       ------
     Total from
     Investment Operations.............................      (.46)            2.86          (.11)            .87        (.12)
                                                            ------          ------         ------         ------       ------
Distributions
     From Net Investment Income........................         --          (.011)         (.001)         (.023)       (.052)
     From Net Realized Gains
     on Investment Transactions........................     (1.36)              --             --             --       (.003)
                                                            ------          ------         ------         ------       ------
     Total Distributions...............................     (1.36)          (.011)         (.001)         (.023)       (.055)
                                                            ------          ------         ------         ------       ------
Net Asset Value, End of Year...........................     $10.24          $12.06          $9.21          $9.32        $8.47
                                                            ======          ======        =======         ======       ======
     Total Return(2)...................................    (4.32%)          31.10%        (1.17%)         10.30%      (1.33%)

RATIOS/SUPPLEMENTAL DATA
     Ratio of Operating Expenses
     to Average Net Assets.............................      1.00%            .99%          1.00%          1.00%        1.00%
     Ratio of Net Investment Income (Loss)
     to Average Net Assets.............................     (.59%)          (.23%)           .11%           .35%         .32%
     Portfolio Turnover Rate...........................       182%            147%           115%            87%         135%
     Average Commission Paid per
     Investment Security Traded........................      $.033           $.037          --(3)          --(3)        --(3)
     Net Assets, End
     of Year (in thousands)............................ $1,313,865      $1,461,124     $1,002,577       $755,689     $415,005

(1)  Computed using average shares outstanding throughout the period.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.
(3) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.

See Notes to Financial Statements


Annual Report                                      Financial Highlights     13


                          INDEPENDENT ACCOUNTANTS' REPORT

The Shareholders and Board of Directors
TCI Portfolios, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TCI Growth (a series of TCI PORTFOLIOS, INC.) as of December 31, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmations from brokers, and when replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCI Growth as of December 31, 1996, and the results of its operations, changes in its net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

                                          /s/Baird, Kurtz & Dobson
                                          Baird, Kurtz & Dobson

                                          Kansas City, Missouri
                                          January 21, 1997


14   Independent Accountants' Report                American Century Investments


                                      NOTES


Annual Report                                                        Notes    15


                               BACKGROUND INFORMATION

PORTFOLIO MANAGEMENT TEAM

     Glenn Fogle, Vice President & Portfolio Manager

     John Seitzer, Portfolio Manager

INVESTMENT PHILOSOPHY & POLICIES

     The philosophy behind American Century's growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain. Finally, American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     TCI GROWTH seeks capital growth over time by investing in growth companies across all capitalization ranges. Since mid-1996, TCI Growth has invested mainly in the securities of medium-sized firms with accelerating growth. Such a strategy results in volatility over the short term and offers the potential for long-term growth.

COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The S&P 500 is an index created by Standard & Poor's Corporation that is considered to represent the performance of the U.S. stock market. It is composed primarily of large-capitalization stocks.

     The S&P 400 is an index created by Standard & Poor's Corporation of the 400 largest companies not included in the S&P 500. It is considered to represent the performance of mid-capitalization stocks generally. The index was created in March 1994. Data presented for prior periods have been provided by S&P.

     The S&P MIDCAP 400/BARRA GROWTH is an index created by Standard & Poor's Corporation and BARRA. The index divides the S&P 400 into two mutually exclusive groups based on price-to-book ratios. The half of the S&P 400 with higher ratios falls into the Growth index, while a value index tracks the performance of the other half. Similar growth and value indices are available for the S&P 500.


16   Background Information                         American Century Investments


                                   GLOSSARY

PORTFOLIO STATISTICS

o PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

o PRICE-TO-BOOK RATIO --a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

o PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 13.

STOCKS

o  BLUE-CHIP  STOCKS--stocks  of the  most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o GROWTH STOCKS--stocks of companies that have experienced above average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, computer hardware and computer software companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o  VALUE   STOCKS--Stocks   that  are  purchased  because  they  are  relatively
inexpensive. These stocks are typically characterized by low P/E ratios.


Annual Report                                                  Glossary    17


[american century logo]
American
Century(sm)

P.O. Box 419385
Kansas City, Missouri
64141-6385

Person-to-Person Assistance:
1-800-345-3533 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-345-1833 or 816-753-0070

Fax: 816-340-4360

Internet: www.americancentury.com



TCI Portfolios, Inc.

Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.

9701           [recycled logo]
SH-BKT-7584       Recycled

                           ANNUAL                    REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                DECEMBER 31, 1996

                              TCI PORTFOLIOS, INC.

                                  TCI BALANCED

                                 [front cover]



                                  TABLE OF CONTENTS

Our Message to You................................................    1
Performance & Portfolio Information...............................    2
Management Q & A..................................................    3
Schedule of Investments...........................................    5
Statement of Assets and Liabilities...............................    9
Statement of Operations...........................................   10
Statements of Changes in Net Assets...............................   11
Notes to Financial Statements.....................................   12
Financial Highlights..............................................   14
Independent Accountants' Report ..................................   15
Background Information
     Portfolio Management Team....................................   16
     Investment Philosophy & Policies.............................   16
     Comparative Indices..........................................   16
Glossary..........................................................   17


Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                                 OUR MESSAGE TO YOU

[photo of James E. Stowers, Jr. and James E. Stowers III]

     The year ended December 31, 1996, was a period of growth and change for TCI Balanced and our company. The fund continued to provide long-term growth with less volatility than more aggressive growth funds and it has been competitive within its peer group. However, the fund's performance has lagged behind its benchmark, a blended U.S. stock and bond index (see page 16 for a full description). In an effort to improve the growth potential of the stock portfolio, we brought in a new stock management team led by Jim Stowers III and Bruce Wimberly, who also manage Twentieth Century Ultra. The fund's fixed-income investment team, headed by Bud Hoops and Jeff Houston, remained the same.

     On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in mid-1996 and adopted American Century Investments as our new company name. This new name reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. As part of the renaming process, TCI Portfolios, Inc. (the group of variable annuity funds that includes TCI Balanced) will become American Century Variable Portfolios, Inc. on May 1, 1997. Effective on the same date, this fund's name will change to American Century VP Balanced. Important note: These name changes will not further alter the investment strategy or objectives of the fund.

     Another significant change is reflected in the design and content of this annual report, which is structured to provide more information in an easier-to-read format. The new design adds a question and answer section with the fund's portfolio managers. We hope this expanded format provides you with a meaningful overview and perspective on how your fund performed for the period.

     Thank you for the continued confidence you've placed in us. We want to assure you that we are bringing our resources to bear on the goal of providing you with the competitive long-term returns you expect from a leading investment manager. We are committed to achieving this result.

Sincerely,

/s/James E. Stowers, Jr.                  /s/James E.Stowers III
James E. Stowers, Jr.                     James E. Stowers III
Chairman of the Board and Founder         President and Chief Executive Officer


Annual Report                                          Our Message to You      1


                         PERFORMANCE & PORTFOLIO INFORMATION

                                                       6 MONTHS(1)      1 YEAR        3 YEARS       5 YEARS     LIFE OF FUND(2)

AVERAGE ANNUAL RETURNS (as of December 31, 1996)
   TCI Balanced........................................   6.67%         12.21%         10.99%         6.71%         10.23%
   S&P 500.............................................  11.68%         22.93%         19.64%        15.19%         15.63%
   Blended Index.......................................   8.72%         15.39%         14.02%        11.73%         12.58%
   Lehman Intermediate Govt./Corp. Index...............   4.27%          4.05%          5.58%         6.53%          7.64%

See pages 16 and 17 for more information about returns and the comparative indices.

(1)  Not annualized.
(2)  The fund's inception date was 5/1/91.


[mountain graph data]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 12/31/96

   Date        TCI Balanced   Blended Indexq     S&P 500       Lehman
--------------------------------------------------------------------------------
5/1/91            $10,000        $10,000        $10,000        $10,000
12/31/91          $12,554        $11,241        $11,234        $11,060
6/30/92           $11,349        $11,329        $11,160        $11,394
12/31/92          $11,795        $12,077        $12,089        $11,854
6/30/93           $12,246        $12,729        $12,675        $12,590
12/31/93          $12,702        $13,231        $13,302        $12,895
6/30/94           $12,379        $12,823        $12,856        $12,558
12/31/94          $12,780        $13,238        $13,482        $12,646
6/30/95           $14,388        $15,375        $16,198        $13,861
12/31/95          $15,479        $17,084        $18,531        $14,586
6/30/96           $16,283        $18,206        $20,397        $14,555
12/31/96          $17,369        $19,901        $22,779        $15,176

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return lines of the indices do not.

[pie chart]

ASSET ALLOCATION (as of December 31, 1996

Common Stocks                                    59%
Corporate Bondfs                                 20%
U.S. Treasury Securities                         13%
Mortgage & Other Asset-Backed Securities          5%
Other                                             3%

                See Glossary on page 17 for investment terms.


2    Performance & Portfolio Information            American Century Investments


                                MANAGEMENT Q & A

     An interview with Jim Stowers III and Bud Hoops, lead managers of the TCI Balanced equity and fixed income investment teams.

HOW DID THE FUND PERFORM FOR THE YEAR ENDED DECEMBER 31, 1996?

     The fund performed as one would have expected in a year when U.S. stocks posted large gains while U.S. bonds were hurt by rising interest rates. It was a period in which the fund's "volatility cushion," the approximately 40% of assets invested in intermediate-term U.S. bonds, softened the gains from the stock portfolio. The fund's total return was 12.21%, compared to 22.93% for U.S.
stocks (the S&P 500), 4.05% for intermediate-term U.S. bonds (the Lehman Intermediate Government/Corporate Index) and 15.39% for the blended index that is the fund's benchmark (see page 16 for a full description).

WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

     Because the performance of the benchmark was heavily influenced by the exceptionally strong performance of the S&P 500, which represents 40% of the blended index. The S&P 500 outperformed the majority of active equity managers in 1996 due to the "flight to quality" (nervous investors focusing on the stocks of large, established companies, such as those in the S&P 500) and the growing popularity of "indexing" (investors seeking diversification and lower costs by buying and holding the stocks that make up indices such as the S&P 500).

DID THE FUND MEET ITS OBJECTIVES?

     Yes. TCI Balanced seeks to provide long-term growth with less volatility than funds that are 100% invested in growth stocks, and that's what it has done.

     However, as shown by the fund's relative returns against its benchmark, we believe the fund can do a better job of meeting those objectives, particularly in providing capital growth. That's why we changed the equity portfolio's investment team in October to the Twentieth Century Ultra team headed by myself and Bruce Wimberly.

WHAT OTHER SIGNIFICANT CHANGES DID YOU MAKE TO THE FUND'S EQUITY PORTFOLIO SINCE THE SEMIANNUAL REPORT?

     We sold some of the fund's energy stocks after their rapid appreciation to maintain the fund's diversification. We also sold cyclical stocks, such as equipment makers and auto producers, and replaced them with companies with more consistent earnings profiles. Sectors that we expect to produce steady


TOP TEN EQUITY HOLDINGS                           % of equity portfolio
--------------------------------------------------------------------------
                                                As of             As of
                                               12/31/96           6/30/96
Intel Corp.                                      5.2%              1.5%
Global Marine Inc.                               3.5%              2.8%
U.S. Robotics Corp.                              3.5%              2.2%
BE Aerospace, Inc.                               3.5%                --
Warner-Lambert Co.                               3.5%              1.4%
Falcon Drilling Company, Inc.                    3.3%              2.3%
Western Digital Corp.                            3.2%                --
Johnson & Johnson                                3.2%              3.0%
Parametric Technology Corp.                      3.2%              2.4%
Oracle Systems Corp.                             3.1%              2.7%
3

TOP FIVE INDUSTRIES                               % of equity portfolio
--------------------------------------------------------------------------
                                                As of             As of
                                               12/31/96           6/30/96
Pharmaceuticals                                 17.9%             11.6%
Computer Software & Services                    13.1%             11.9%
Aerospace & Defense                              9.8%              6.4%
Energy (Services)                                9.1%              9.6%
Computer Peripherals                             7.8%                --


Annual Report                                            Management Q & A      3


                                MANAGEMENT Q & A

results include healthcare, waste management and hotel/lodging.

     Looking ahead, we expect to enhance returns by increasing the fund's ownership of more rapidly growing mid-cap firms, blending these new holdings with the fund's traditional holdings of larger, more established firms. We are also working to improve our stock selection effectiveness -- doing a better job of identifying successful companies that generate the type of accelerating earnings growth we seek.

HOW DID THE FUND'S EQUITY PORTFOLIO PERFORM? WHAT FACTORS HAD AN IMPACT ON PERFORMANCE?

     In absolute terms, the equity portfolio's strength was the primary driver behind the fund's overall return. The total return for the portfolio was 18.61%. However, in relative terms the portfolio didn't quite keep up with its benchmark, the S&P 500, which had an exceptional year and posted a total return of 22.93%.

     Even though the portfolio underperformed the S&P 500, it definitely had bright spots. Three of the fund's larger technology holdings in 1996 -- Intel, Microsoft and Oracle -- benefited from the "flight to quality" factor and posted outstanding returns. The fund's energy holdings also performed well. From late 1995 through the first quarter of 1996, we built a significant position in energy stocks, which generated strong returns in 1996 as oil prices rose. We especially liked oil exploration companies that appeared as though they would benefit from the increasing demand for oil. Examples included Global Marine and Falcon Drilling, which were among the fund's top 10 equity holdings as of year end.

HOW DID THE FUND'S FIXED INCOME PORTFOLIO PERFORM? WHAT FACTORS HAD AN IMPACT ON PERFORMANCE?

     In a bad bond year, the fixed-income portfolio did not contribute much to fund performance. Economic uncertainty, the breakdown of federal budget deficit reduction talks and inflation fears made 1996 a difficult year for bonds, causing low returns. The portfolio produced a total return of 2.74%, compared with 4.05% for its benchmark, the Lehman Intermediate Government/Corporate Index. Bond yields soared and prices fell during the first and second quarters when signs of stronger economic growth sparked inflation concerns. The bond market rallied in the fourth quarter as inflation worries waned, but not enough to turn a bad year into a good year.

FUND'S FIXED INCOME PORTFOLIO
-----------------------------------------------------------------------------
                                                      As of            As of
                                                    12/31/96          6/30/96


Portfolio Sensitivity to Interest Rates
-----------------------------------------------------------------------------
Weighted Average Maturity                          6.0 years        6.3 years
Duration                                           4.0 years        3.7 years



Portfolio Credit Quality                         % of fixed income portfolio
----------------------------------------------------------------------------
     (S&P Ratings)
          AAA                                          46%             48%
          AA                                            7%             13%
          A                                            32%             27%
          BBB                                          15%             12%
                                                       --              --
                                                      100%            100%
                                                      ===             ===
See Glossary on page 17.


4    Management Q & A                               American Century Investments


                               SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS


AEROSPACE & DEFENSE--5.8%
     160,400    BE Aerospace, Inc.(1)                           $   4,380,925
      26,700    Boeing Co.                                          2,840,212
      24,400    Lockheed Martin Corp.                               2,232,600
      44,000    United Technologies Corp.                           2,904,000
                                                                -------------
                                                                   12,357,737
                                                                -------------
BANKING--3.7%
      25,800    BankAmerica Corp.                                   2,573,550
      27,680    Chase Manhattan Corp.                               2,470,440
      27,700    Citicorp                                            2,853,100
                                                                -------------
                                                                    7,897,090
                                                                -------------

BROADCASTING--0.8%

      37,100    Clear Channel Communications, Inc.(1)               1,340,238
       9,900    SFX Broadcasting, Inc. Cl A(1)                        293,288
                                                                -------------
                                                                    1,633,526
                                                                -------------
CHEMICALS & RESINS--1.1%
      59,100    Monsanto Co.                                        2,297,512
                                                                -------------

COMMUNICATIONS EQUIPMENT--2.1%
      61,100    U.S. Robotics Corp.(1)                              4,403,019
                                                                -------------

COMPUTER PERIPHERALS--4.6%
      98,400    AMERICAN POWER Conversion Corp.(1)                  2,687,550
      36,800    Electronics for Imaging, Inc.(1)                    3,013,000
      71,500    Western Digital Corp.(1)                            4,066,562
                                                                -------------
                                                                    9,767,112
                                                                -------------
COMPUTER SOFTWARE & SERVICES--7.8%
      21,000    American Management System, Inc.(1)                   511,875
      68,200    BMC Software, Inc.(1)                               2,834,563
      19,500    Compuware Corp.(1)                                    977,437
      51,902    First Data Corp.                                    1,894,423
      93,300    Oracle Systems Corp.(1)                             3,889,444
      77,300    Parametric Technology Corp.(1)                      3,976,119
      58,200    Saville Systems Ireland plc ADR(1)                  2,342,550
                                                                -------------
                                                                   16,426,411
                                                                -------------

Shares                                                               Value
--------------------------------------------------------------------------------

COMPUTER SYSTEMS--2.4%
      21,900    International Business Machines Corp.          $    3,306,900
      71,200    Sun Microsystems, Inc.(1)                           1,828,950
                                                                -------------
                                                                    5,135,850
                                                                -------------
CONSTRUCTION--1.2%
      47,700    Mastec, Inc.(1)                                     2,531,081
                                                                -------------

DIVERSIFIED COMPANIES--1.7%

      36,800    General Electric Co.                                3,638,600
                                                                -------------
ELECTRICAL & ELECTRONIC COMPONENTS--4.1%

      50,200    Intel Corp.                                         6,573,062
      39,100    Uniphase Corp.(1)                                   2,057,638
                                                                -------------
                                                                    8,630,700
                                                                -------------
ENERGY (SERVICES)--5.4%
      50,300    Diamond Offshore Drilling, Inc.(1)                  2,867,100
     106,800    Falcon Drilling Company, Inc.(1)                    4,191,900
     214,000    Global Marine Inc.(1)                               4,413,750
                                                                -------------
                                                                   11,472,750
                                                                -------------
ENVIRONMENTAL SERVICES--1.1%

      73,900    Republic Industries, Inc.(1)                        2,304,756
                                                                -------------

HEALTHCARE--1.2%
      44,400    Cardinal Health, Inc.                               2,586,300
                                                                -------------

LEISURE--1.4%
      27,200    HFS, Inc.(1)                                        1,625,200
      47,250    Promus Companies Inc.(1)                            1,399,781
                                                                -------------
                                                                    3,024,981
                                                                -------------
PHARMACEUTICALS--10.6%
      50,200    American Home Products Corp.                        2,942,975
      81,000    Johnson & Johnson                                   4,029,750
      41,900    Lilly (Eli) & Co.                                   3,058,700
      39,300    Merck & Co., Inc.                                   3,114,525
       1,386    Novartis ORD(1)                                     1,585,625
      40,900    Pfizer, Inc.                                        3,389,588
      57,900    Warner-Lambert Co.                                  4,342,500
                                                                -------------
                                                                   22,463,663
                                                                -------------

See Notes to Finalcial Statements


Annual Report                                      Schedule of Investments     5


                               SCHEDULE OF INVESTMENTS

DECEMBER 31 1996

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------
RETAIL (SPECIALTY)--2.0%
       49,300     TJX Companies, Inc.                            $  2,335,588
       55,300     U.S. Office Products Co.(1)                       1,876,744
                                                                -------------
                                                                    4,212,332
                                                                -------------
TEXTILES & APPAREL--1.2%
       42,100     NIKE, Inc.                                        2,515,475
                                                                -------------

MISCELLANEOUS--1.1%
       60,100     Flowers Industries, Inc.                          1,292,150
       18,500     Sonat Inc.                                          952,750
                                                                -------------
                                                                    2,244,900
                                                                -------------

TOTAL COMMON STOCKS--59.3%                                        125,543,795
                                                                -------------
   (Cost $100,206,015)


U.S. TREASURY SECURITIES
--------------------------------------------------------------------------------

   $7,150,000     U.S. Treasury Notes,
                     6.125%, 3-31-98                                7,167,875
    2,000,000     U.S. Treasury Notes,
                     6.00%, 9-30-98                                 2,003,120
    2,000,000     U.S. Treasury Notes,
                     5.75%, 12-31-98                                1,995,620
    2,000,000     U.S. Treasury Notes,
                     6.375%, 5-15-99                                2,018,120
      500,000     U.S. Treasury Notes,
                     6.25%, 8-31-00                                   502,030
    1,000,000     U.S. Treasury Notes,
                     6.125%, 9-30-00                                  999,690
      500,000     U.S. Treasury Notes,
                     5.75%, 10-31-00                                  493,595
    2,050,000     U.S. Treasury Notes,
                     5.625%, 11-30-00                               2,013,490
    2,000,000     U.S. Treasury Notes,
                     6.375%, 9-30-01                                2,011,880
    1,000,000     U.S. Treasury Notes,
                     6.25%, 10-31-01                                1,000,940
    1,000,000     U.S. Treasury Notes,
                     6.375%, 8-15-02                                1,006,880
    1,500,000     U.S. Treasury Notes,
                     5.75%, 8-15-03                                 1,455,465
      500,000     U.S. Treasury Notes,
                     6.50%, 8-15-05                                   503,595
      800,000     U.S. Treasury Notes,
                     5.875%, 11-15-05                                 772,000


Shares                                                               Value
--------------------------------------------------------------------------------

   $2,000,000     U.S. Treasury Notes,
                     7.00%, 7-15-06                                $2,078,760
    1,750,000     U.S. Treasury Notes,
                     6.50%, 10-15-06                                1,763,398
                                                                -------------

TOTAL U.S. TREASURY SECURITIES--13.1%                              27,786,458
                                                                -------------
   (Cost $27,905,840)

MORTGAGE-BACKED SECURITIES(3)
--------------------------------------------------------------------------------
    1,588,050     FNMA Pool #248679,
                     5.50%, 12-1-08                                 1,514,873
    1,788,958     FNMA Pool #250627,
                     8.00%, 7-1-26                                  1,824,844
    1,965,158     GNMA Pool #002202,
                     7.00%, 4-20-26                                 1,917,188
                                                                -------------

TOTAL MORTGAGE-BACKED SECURITIES--2.5%                              5,256,905
                                                                -------------
   (Cost $5,233,636)

OTHER ASSET-BACKED SECURITIES(3)
--------------------------------------------------------------------------------
    1,000,000     First Merchants Auto Receivables
                     Corp., 6.80%, 5-15-01                          1,016,280
    2,000,000     NationsBank Auto Owner Trust,
                     6.75%, 6-15-01                                 2,029,920
    1,000,000     Standard Credit Card Trust,
                     8.625%, 1-7-02,
                     Call Date 1-7-97                               1,001,840
    1,250,000     UCFC Home Equity Loan,
                     Series 1996-D1, Cl A4,
                     6.776%, 2-15-16                                1,249,188
                                                                -------------

TOTAL OTHER ASSET-BACKED SECURITIES--2.5%                           5,297,228
                                                                -------------
   (Cost $5,243,468)


CORPORATE BONDS
--------------------------------------------------------------------------------

BANKING--5.1%
    1,000,000     Capital One Financial Corp.,
                  8.125%, 3-1-00                                    1,036,250
    1,000,000     Chase Manhattan Corp.,
                  8.80%, 2-1-00                                     1,001,250
    1,250,000     Citicorp,
                  7.125%, 5-15-06                                   1,259,375
    1,750,000     Corestates Capital Corp.,
                  5.875%, 10-15-03                                  1,664,687
    1,000,000     First USA, Inc.,
                  7.00%, 8-20-01                                    1,002,500

SEE NOTES TO FINANCIAL STATEMENTS


6      SCHEDULE OF INVESMENTS                       AMERICAN CENTURY INVESTMENTS


                               SCHEDULE OF INVESTMENTS

DECEMBER 31 1996

Principal Amount                                                      Value
--------------------------------------------------------------------------------

   $1,000,000     First Union Corp.,
                     8.77%, 11-15-04                               $1,046,250
    1,200,000     MBNA Corp.,
                     6.875%, 6-1-05                                 1,180,500
    1,000,000     NationsBank Corp.,
                     6.875%, 2-15-05                                  992,500
    1,500,000     Santander Financial Issuances Ltd.,
                     7.00%, 4-1-06                                  1,494,375
                                                                -------------
                                                                   10,677,687
                                                                -------------
COMMUNICATIONS SERVICES--0.7%

    1,000,000     GTE Southwest,
                     5.82%, 12-1-99                                   987,500
      500,000     Tele-Communications, Inc.,
                     8.25%, 1-15-03                                   506,875
                                                                -------------
                                                                    1,494,375
                                                                -------------
FINANCIAL SERVICES--3.4%
    1,000,000     AB Spintab, 7.50%, 8-14-49,
                     Call Date 8-14-06 (Acquired
                     9-20-96, Cost $977,250)(2)                     1,006,250
    1,000,000     Associates First Capital Corp.,
                     6.75%, 7-15-01                                 1,007,500
    1,000,000     International Lease Finance,
                     6.20%, 5-1-00                                    991,250
    1,500,000     Lehman Brothers Holdings, Inc.,
                     6.625%, 11-15-00                               1,490,625
    1,750,000     Norwest Financial, Inc.,
                     6.25%, 11-1-02                                 1,734,687
    1,000,000     United Companies Financial Corp.,
                     7.70%, 1-15-04                                   998,750
                                                                -------------
                                                                    7,229,062
                                                                -------------
INDUSTRIAL EQUIPMENT & MACHINERY--1.3%
    1,250,000     Anixter International Inc.,
                     8.00%, 9-15-03                                 1,276,563
    1,500,000     Comdisco Inc.,
                     6.375%, 11-30-01                               1,477,500
                                                                -------------
                                                                    2,754,063
                                                                -------------
INSURANCE--2.0%
    1,200,000     Aetna Services Inc.,
                     6.75%, 8-15-01                                 1,207,500


Principal Amount                                                      Value
--------------------------------------------------------------------------------

    1,000,000     Nationwide Mutual Insurance Co.,
                     6.50%, 2-15-04 (Acquired
                     2-9-96, Cost $1,008,420)(2)                      970,000
    1,000,000     Travelers/Aetna P&C,
                     6.75%, 4-15-01                                 1,006,250
    1,000,000     Underwriters Reinsurance Co.,
                     7.875%, 6-30-06 (Acquired
                     8-6-96, Cost $1,031,200)(2)                    1,041,250
                                                                -------------
                                                                    4,225,000
                                                                -------------
REAL ESTATE--1.0%
    1,000,000     Price REIT, Inc. (The),
                     7.25%, 11-1-00                                 1,010,000
    1,000,000     Spieker Properties, Inc.,
                     6.80%, 12-15-01                                  988,750
                                                                -------------
                                                                    1,998,750
                                                                -------------
TOBACCO PRODUCTS--1.5%
    1,000,000     PHILIP Morris Companies Inc.,
                     6.80%, 12-1-03                                   990,000
    1,250,000     Philip Morris Companies Inc.,
                     6.95%, 6-1-06                                  1,267,187
    1,000,000     RJR Nabisco, Inc.,
                     8.75%, 4-15-04                                 1,008,750
                                                                -------------
                                                                    3,265,937
                                                                -------------
UTILITIES (ELECTRIC)--2.4%
    1,350,000     China Light & Power Co. Ltd.,
                     7.50%, 4-15-06                                 1,363,500
    1,000,000     Detroit Edison, MTN,
                     5.41%, 5-1-97                                    998,750
    1,000,000     Kansas Power & Light Co.,
                     8.875%, 3-1-00                                 1,061,250
    1,700,000     Pacific Gas & Electric,
                     6.25%, 8-1-03                                  1,657,500
                                                                -------------
                                                                    5,081,000
                                                                -------------
UTILITIES (GAS)--1.0%
    1,000,000     Consolidated Natural Gas,
                     9.375%, 2-1-97                                 1,002,500
    1,000,000     Southwest Gas Corp.,
                     7.50%, 8-1-06                                  1,027,500
                                                                -------------
                                                                    2,030,000
                                                                -------------

SEE NOTES TO FINANCIAL STATEMENTS


ANNUAL REPORT                             SCHEDULE OF INVESTMENTS              7


                               SCHEDULE OF INVESTMENTS

DECEMBER 31 1996

Principal Amount  Value
--------------------------------------------------------------------------------
Miscellaneous--1.9%
  $ 1,000,000     General Motors Corp.,
                     7.00%, 6-15-03                                $1,011,250
    1,000,000     Hanson Overseas BV,
                     6.75%, 9-15-05                                   981,250
    1,000,000     Sears, Roebuck & Co., MTN,
                     8.23%, 10-21-04                                1,077,500
    1,000,000     Time Warner Inc.,
                     8.11%, 8-15-06                                 1,028,750
                                                                -------------
                                                                    4,098,750
                                                                -------------

TOTAL CORPORATE BONDS--20.3%                                       42,854,624
   (Cost $42,941,069)                                           -------------


SOVEREIGN GOVERNMENTS & AGENCIES
--------------------------------------------------------------------------------
    1,500,000     Korea Electric Power,
                     6.375%, 12-1-03                                1,462,500
    2,000,000     Province of Quebec,
                     6.50%, 1-17-06                                 1,932,500
                                                                -------------

TOTAL SOVEREIGN GOVERNMENTS & AGENCIES--1.6%                        3,395,000
   (Cost $3,499,830)                                            -------------


TEMPORARY CASH INVESTMENTS--0.7%(4)
-----------------------------------------------------------------------
   $1,400,000     par value FHLMC Discount Note,
     5.28%, 1-2-97                                                  1,399,778
   (Cost $1,399,778)                                            -------------

TOTAL INVESTMENT SECURITIES--100.0%                              $211,533,788
   (Cost $186,429,636)                                          =============

Notes to Schedule of Investments
ADR = American Depositary Receipt
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
MTN = Medium Term Note
ORD = Foreign Ordinary Share

(1) Non-income producing

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at December 31, 1996, was $3,017,500 which represented 1.4% of net assets.

(3) Final maturity indicated. Expected remaining average life used for purposes of calculating the weighted average portfolio maturity.

(4) The rates for U.S. Government Agency discount notes are the yield to maturity at December 31, 1996.


See Notes to Financial Statements


8    Schedule of Investments                        American Century Investments


                      STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 1996

ASSETS

Investment securities, at value
     (identified cost of $186,429,636) (Note 3) ................ $211,533,788
Cash ...........................................................       63,216
Receivable for investments sold ................................    2,458,583
Receivable for capital shares sold .............................      957,875
Dividends and interest receivable ..............................    1,312,524
                                                                -------------
                                                                  216,325,986
                                                                -------------

LIABILITIES

Payable for investments purchased ..............................      681,148
Payable for capital shares redeemed ............................       69,084
Accrued management fees (Note 2) ...............................      182,537
Other liabilities ..............................................          133
                                                                -------------
                                                                      932,902
                                                                -------------
Net Assets Applicable to Outstanding Shares .................... $215,393,084
                                                                =============

CAPITAL SHARES, $.01 PAR VALUE

Authorized .....................................................  200,000,000
                                                                =============

Outstanding ....................................................   28,559,573
                                                                =============

Net Asset Value Per Share ......................................        $7.54
                                                                =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ........................ $179,279,651
Undistributed net investment income ............................    1,399,954
Accumulated undistributed net realized
     gain from investments and foreign
     currency transactions .....................................    9,609,607
Net unrealized appreciation on investments
     and translation of assets and liabilities
     in foreign currencies (Note 3) ............................   25,103,872
                                                                -------------
                                                                 $215,393,084
                                                                =============

See Notes to Financial Statements

Annual Report                            Statement of Assets and Liabilities   9


                            STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME

Income:
     Interest ..................................................   $5,289,821
     Dividends (net of foreign
          taxes withheld of $14,786) ...........................    1,047,851
                                                                -------------
                                                                    6,337,672
                                                                -------------
Expenses:
     Management fees (Note 2) ..................................    1,832,133
     Directors' fees and expenses ..............................        1,620
                                                                -------------
                                                                    1,833,753
                                                                -------------

Net investment income ..........................................    4,503,919
                                                                -------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain on:
     Investments ...............................................    9,691,158
     Foreign currency transactions .............................      180,529
                                                                -------------
                                                                    9,871,687
                                                                -------------

Change in net unrealized appreciation on:
     Investments ...............................................    7,504,102
     Translation of assets and liabilities
          in foreign currencies ................................     (21,444)
                                                                -------------
                                                                    7,482,658
                                                                -------------

Net realized and unrealized gain on
investments and foreign currency ................................  17,354,345
                                                                -------------

Net Increase in Net Assets
Resulting from Operations ....................................... $21,858,264
                                                                =============


See Notes to Financial Statements

10   Statement of Operations                        American Century Investments


                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1996
AND DECEMBER 31, 1995


Increase in Net Assets                         1996                    1995

OPERATIONS

Net investment income ..................   $4,503,919              $3,389,143
Net realized gain on
     investments and foreign
     currency transactions .............    9,871,687               6,816,727
Change in net unrealized
     appreciation on investments
     and translation of assets
     and liabilities in foreign
     currencies ........................    7,482,658              13,457,861
                                        -------------           -------------
Net increase in net assets
     resulting from operations .........   21,858,264              23,663,731
                                        -------------           -------------


DISTRIBUTIONS TO SHAREHOLDERS

From net investment income .............  (3,340,445)             (3,317,076)
From net realized gains from
     investment transactions ...........  (4,846,873)                      --
                                        -------------           -------------
Decrease in net assets from
     distributions .....................  (8,187,318)             (3,317,076)
                                        -------------           -------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ..............   55,260,449              36,523,452
Proceeds from reinvestment
     of distributions ..................    8,187,318               3,317,076
Payments for shares redeemed ........... (15,548,799)            (11,464,097)
                                        -------------           -------------

Net increase in net assets
     from capital share
     transactions ......................   47,898,968              28,376,431
                                        -------------           -------------

Net increase in net assets .............   61,569,914              48,723,086


NET ASSETS

Beginning of year ......................  153,823,170             105,100,084
                                        -------------           -------------

End of year ............................ $215,393,084            $153,823,170
                                        =============           =============
Undistributed net
     investment income .................   $1,399,954                 $62,692
                                        =============           =============

TRANSACTIONS IN SHARES OF THE FUND
Sold ...................................    7,704,328               5,501,320
Issued in reinvestment
     of distributions ..................    1,168,206                 494,003
Redeemed ...............................  (2,170,655)             (1,765,833)
                                        -------------           -------------

Net increase ...........................    6,701,879               4,229,490
                                        =============           =============

See Notes to Financial Statements


Annual Report                          Statements of Changes in Net Assets    11


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--TCI Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. TCI Balanced (the Fund) is one of the five series of funds issued by the Corporation. The Fund's investment objective is capital growth and current income. The Fund seeks to achieve its investment objective by maintaining approximately 60% of the assets in common stocks that are considered by management to have better-than-average prospects for appreciation and the remaining assets in bonds and other fixed income securities. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

     FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT  TRADING  ACCOUNT--Pursuant  to an  Exemptive  Order  issued  by  the
Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collaterized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under


12   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid quarterly.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

     SUPPLEMENTARY INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Transactions with Related Parties


     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1%.


--------------------------------------------------------------------------------
3. Investment Transactions

     The aggregate cost of investment securities purchased (excluding short-term investments) for the year ended December 31, 1996, totaled $149,145,511 for common stocks, $50,361,875 for U.S. Treasury and Agency obligations and $63,609,439 for other debt obligations. Proceeds from investment securities sold (excluding short-term investments) totaled $134,557,376 for common stocks, $44,178,617 for U.S. Treasury and Agency obligations and $48,476,784 for other debt obligations. On December 31, 1996, accumulated net unrealized appreciation on investments, based on the aggregate cost of investments of $186,521,535 for federal income tax purposes, was $25,012,253, consisting of unrealized appreciation of $27,066,065 and unrealized depreciation of $2,053,812.

--------------------------------------------------------------------------------
4. Subsequent Events

     The following name changes became effective January 1, 1997:


               NEW NAMES                                          FORMER NAMES
INVESTMENT
MANAGER:       American Century Investment Management, Inc.       Investors Research Corporation

PARENT
COMPANY:       American Century Companies, Inc.                   Twentieth Century Companies, Inc.

DISTRIBUTOR:   American Century Investment Services, Inc.         Twentieth Century Securities, Inc.

TRANSFER
AGENT:         American Century Services Corporation              Twentieth Century Services, Inc.




Annual Report                              Notes to Financial Statements      13


                              FINANCIAL HIGHLIGHTS

                                 For a Share Outstanding Throughout the Years Ended December 31

                                        1996         1995          1994         1993         1992

PER-SHARE DATA
----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year ..................... $7.04        $5.96         $6.07        $5.74        $6.19
                                       -------      -------       -------      -------      -------
Income from Investment
   Operations

   Net Investment Income ..............  .18          .17           .15          .11          .08

   Net Realized and
   Unrealized Gain
   (Loss) on Investment
   Transactions .......................  .65         1.08          (.11)         .33         (.45)
                                       -------      -------       -------      -------      -------

   Total from
   Investment Operations ..............  .83         1.25           .04          .44         (.37)
                                       -------      -------       -------      -------      -------

Distributions
   From Net Investment Income ......... (.13)        (.17)         (.15)        (.11)        (.08)

   From Net Realized Gains
   on Investment Transactions ......... (.20)         --            --           --           --
                                       -------      -------       -------      -------      -------

   Total Distributions ................ (.33)        (.17)         (.15)        (.11)        (.08)
                                       -------      -------       -------      -------      -------

Net Asset Value, End of Year .......... $7.54        $7.04         $5.96        $6.07        $5.74
                                        =====        =====         =====        =====        =====


   Total Return(1) ....................12.21%       21.12%         .61%         7.68%       (6.04%)


RATIOS/SUPPLEMENTAL DATA

   Ratio of Operating Expenses
   to Average Net Assets .............. .99%         .97%          1.00%        1.00%        1.00%

   Ratio of Net Investment Income
   to Average Net Assets .............. 2.43%        2.69%         2.49%        1.97%        1.91%

   Portfolio Turnover Rate ............ 130%          87%           63%          68%          85%

   Average Commission Paid per
   Investment Security Traded ......... $.037        $.040        --(2)        --(2)        --(2)

   Net Assets, End
   of Year (in thousands) ............$215,393     $153,823      $105,100      $75,924      $34,382



(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(2) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


See Notes to Financial Statements

14     Financial Highlights                         American Century Investments


                        INDEPENDENT ACCOUNTANTS' REPORT

The Shareholders and Board of Directors
TCI Portfolios, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TCI Balanced (a series of TCI Portfolios, Inc.) as of December 31, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmations from brokers, and when replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCI Balanced as of December 31, 1996, and the results of its operations, changes in its net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

                                            /s/Baird, Kurtz & Dobson
                                            Baird, Kurtz & Dobson

                                            Kansas City, Missouri
                                            January 21, 1997


Annual Report                     Independent Accountants' Report             15


                             BACKGROUND INFORMATION

PORTFOLIO MANAGEMENT TEAM

     Equity Portfolio: Jim Stowers III, Bruce Wimberly
     Fixed Income Portfolio: Bud Hoops, Jeff Houston

INVESTMENT PHILOSOPHY & POLICIES

     The fund's investment philosophy focuses on four important principles:

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain.

     For the equity portfolio, the management team seeks to own highly successful companies, which we define as those whose earnings and revenues are growing at accelerating rates.

     For the fixed income portfolio, "quality first" is the rule. The management team seeks only investment-grade bonds--those rated in the top four quality categories by nationally recognized statistical organizations.

     Each portfolio is managed by a team, rather than by one "star" manager. We believe this allows us to make better, more consistent management decisions.

     TCI BALANCED seeks to provide long-term growth with less volatility than funds that are 100% invested in growth stocks. The fund keeps about 60% of its assets in the stocks of firms with accelerating growth rates. Under normal market conditions, the remaining assets are held in quality, intermediate-term bonds.

COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for TCI Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, which reflects the 60% of the fund's assets invested in equity securities. The remaining 40% of the index is represented by the Lehman Intermediate Government/Corporate Index, which reflects the 40% of the fund's assets invested in intermediate-term bonds and other fixed income securities.

     The LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX is considered to represent the performance of a portfolio of intermediate-term U.S. government and corporate bonds. The index includes the Lehman Government and Corporate Bond Indices, which are composed of U.S. government, Treasury and agency securities with one- to 10-year maturities, as well as corporate and Yankee bonds with one- to 10-year maturities.

     The S&P 500 is an index created by Standard & Poor's Corporation that is considered to represent the performance of the U.S. stock market. It is composed primarily of large-capitalization stocks.


16   Background Information                         American Century Investments


                                    GLOSSARY

FIXED INCOME TERMS

     o CREDIT QUALITY reflects the financial strength of a debt security issuer and the likelihood of timely payment of interest and principal.

     o DURATION is a measure of the sensitivity of a fixed income portfolio to changes in interest rates. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

     o STANDARD & POOR'S (S&P) is an independent rating company, one of the two best known in the U.S. (the other is Moody's). The credit ratings issued by S&P and Moody's reflect the perceived financial strength (credit quality) of debt issuers. Debt securities rated "investment grade" (deemed to be of high enough credit quality to be appropriate investments for banks and other institutions) by S&P are those rated BBB or higher (the highest rating is AAA).

     o WEIGHTED AVERAGE MATURITY (WAM), another measurement of the sensitivity of a fixed income portfolio to interest rate changes, indicates the average time until the principal in the portfolio is expected to be repaid, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.


RETURNS

     o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

     o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 14.

EQUITY TERMS

     o BLUE-CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

     o CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

     o GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, computer hardware and computer software companies.

     o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average, the S&P 500 and the Russell 1000 Index.

     o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

     o PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

     o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Nasdaq Composite Index and the Russell 2000 Index.

     o VALUE  STOCKS --  generally  considered  to be stocks that are  purchased
because  they  are   relatively   inexpensive.   These   stocks  are   typically
characterized by low P/E ratios.

Annual Report                                                        Glossary 17


[american century logo]
American
Century(sm)

P.O. Box 419385
Kansas City, Missouri
64141-6385

Person-to-Person Assistance:
1-800-345-3533 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-345-1833 or 816-753-0070

Fax: 816-340-4360

Internet: www.americancentury.com


TCI PORTFOLIOS, INC.


Investment Manager
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
Kansas City, Missouri

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.



9702           [recycled logo]
SH-BKT-7583       Recycled

                                  ANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                DECEMBER 31, 1996

                              TCI PORTFOLIOS, INC.


                                  TCI ADVANTAGE

                                 [front cover]



                                TABLE OF CONTENTS


Our Message to You................................................    1
Performance & Portfolio Information...............................    2
Management Q & A..................................................    3
Schedule of Investments...........................................    5
Statement of Assets and Liabilities...............................    8
Statement of Operations...........................................    9
Statements of Changes in Net Assets...............................   10
Notes to Financial Statements.....................................   11
Financial Highlights..............................................   13
Independent Accountants' Report...................................   14
Background Information
     Portfolio Management Team....................................   16
     Investment Philosophy & Policies.............................   16
     Comparative Indices..........................................   16
Glossary..........................................................   17


Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.

                                                    American Century Investments


                               OUR MESSAGE TO YOU

[photo of James E. Stowers, Jr. and James E. Stowers III]

     The year ended December 31, 1996, was a period of growth and change for TCI Advantage and our company. Though the fund continued to provide current income and capital growth, its performance has lagged behind its benchmark, a blended U.S. stock, bond and money market index (see page 16 for a full description). In an effort to improve the growth potential of the stock portfolio, we brought in a new stock management team led by Jim Stowers III and Bruce Wimberly, who also manage Twentieth Century Ultra. The fund's fixed-income investment team, headed by Bud Hoops and Jeff Houston, remained the same.

     On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in mid-1996 and adopted American Century Investments as our new company name. This new name reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. As part of the renaming process, TCI Portfolios, Inc. (the group of variable annuity funds that includes TCI Advantage) will become American Century Variable Portfolios, Inc. on May 1, 1997. Effective on the same date, this fund's name will change to American Century VP Advantage. Important note: These name changes will not further alter the investment strategy or objectives of the fund.

     Another significant change is reflected in the design and content of this annual report, which is structured to provide more information in an easier-to-read format. The new design adds a question and answer section with the fund's portfolio managers. We hope this expanded format provides you with a meaningful overview and perspective on how your fund performed for the period. Thank you for the continued confidence you've placed in us. We want to assure you that we are bringing our resources to bear on the goal of providing you with the competitive long-term returns you expect from a leading investment manager. We are committed to achieving this result.


Sincerely,

/s/James E. Stowers, Jr.                   /s/James E. Stowers III
James E. Stowers, Jr.                      James E. Stowers III
Chairman of the Board and Founder          President and Chief Executive Officer


Annual Report                                    Our Message to You            1


                       PERFORMANCE & PORTFOLIO INFORMATION

                                    6 MONTHS(1)   1 YEAR     3 YEARS     5 YEARS   LIFE OF FUND(2)

AVERAGE ANNUAL RETURNS
(as of December 31, 1996)
     TCI Advantage..................   5.29%       9.25%      8.82%       5.79%        7.88%
     S&P 500........................  11.68%      22.93%     19.64%      15.19%       15.85%
     Blended Index..................   6.81%      11.83%     11.01%       9.43%       10.14%
     Lehman Intermediate Govt.
        Bond Index .................   4.07%       4.06%      5.37%      6.23%         7.37%

See pages 16 and 17 for more information about returns and the comparative indices.

(1)  Not annualized.
(2)  The fund's inception date was 8/1/91.

[mountain graph data]

GROWTH OF $10,000 OVER LIFE OF FUND
-----------------------------------
Value on 12/31/96
-----------------
   Date        TCI Advantage  Blended Indexq     S&P 500       Lehman
--------------------------------------------------------------------------------
 8/1/91           $10,000        $10,000        $10,000        $10,000
12/31/91          $11,381        $10,749        $10,940        $10,862
6/30/92           $10,571        $10,879        $10,868        $11,165
12/31/92          $10,953        $11,453        $11,773        $11,615
6/30/93           $11,350        $11,981        $12,343        $12,286
12/31/93          $11,702        $12,369        $12,954        $12,564
6/30/94           $11,519        $12,113        $12,520        $12,263
12/31/94          $11,823        $12,443        $13,130        $12,345
6/30/95           $12,983        $14,011        $15,775        $13,459
12/31/95          $13,803        $15,248        $18,049        $14,124
6/30/96           $14,323        $16,033        $19,864        $14,122
12/31/96          $15,080        $17,251        $22,184        $14,697

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return lines of the indices do not.


[pie chart]

ASSET ALLOCATION (as of December 31, 1996)
------------------------------------------
Common Stocks                        40%

U.S. Treasury Securities             38%

Short-Term Cash Investments          21%

Other                                 1%



                 See Glossary on page 17 for investment terms.

2    Performance & Portfolio Information            American Century Investments


                                MANAGEMENT Q & A

     An interview with Jim Stowers III and Bud Hoops, lead managers of the TCI Advantage equity and fixed income investment teams.

     HOW DID THE FUND PERFORM FOR THE YEAR ENDED DECEMBER 31, 1996?

     In absolute terms, the fund met its objectives and enjoyed its second-best year since it began operations in 1991. Boosted by the performance of its equity portfolio, the fund's total return was 9.25%, second only to 1995 when the combination of strong stock and bond returns pushed the fund to a 16.75% total return.

     In relative terms, the fund didn't keep pace with the 11.83% return for the blended index that is the fund's benchmark (see page 16 for a full description).

     WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

     Because the performance of the benchmark was heavily influenced by the exceptionally strong performance of the S&P 500, which represents 40% of the blended index. The S&P 500 outperformed the majority of active equity managers in 1996 due to the "flight to quality" (nervous investors focusing on the stocks of large, established companies, such as those in the S&P 500) and the growing popularity of "indexing" (investors seeking diversification and lower costs by buying and holding the stocks that make up indices such as the S&P 500).

     YOU SAID THE FUND MET ITS OBJECTIVES. HOW SO?

     TCI Advantage seeks to provide current income and capital growth, and it met both objectives in 1996. However, as shown by the fund's relative returns against its benchmark, we believe the fund can do a better job of meeting those objectives, particularly in providing capital growth. That's why we changed the equity portfolio's investment team in October to the Twentieth Century Ultra team headed by myself and Bruce Wimberly.

     WHAT OTHER SIGNIFICANT CHANGES DID YOU MAKE TO THE FUND'S EQUITY PORTFOLIO SINCE THE SEMIANNUAL REPORT?

     We sold some of the fund's energy stocks after their rapid appreciation to maintain the fund's diversification. We also sold cyclical stocks, such as equipment makers and auto producers, and replaced them with companies with more consistent earnings profiles. Sectors that we expect to produce steady results include healthcare, waste management and hotel/lodging.


TOP TEN EQUITY HOLDINGS                        % of equity portfolio
--------------------------------------------------------------------------------
                                            As of      As of
                                           12/31/96    6/30/96

Intel Corp.                                   5.0%       1.5%
U.S. Robotics Corp.                           3.6%       2.3%
BE Aerospace, Inc.                            3.5%       --
Global Marine Inc.                            3.5%       2.8%
Warner-Lambert Co.                            3.5%       1.4%
Falcon Drilling Company, Inc.                 3.4%       2.4%
Western Digital Corp.                         3.3%       --
Johnson & Johnson                             3.2%       2.9%
Parametric Technology Corp.                   3.2%       2.3%
Oracle Systems Corp.                          3.1%       2.6%



TOP FIVE INDUSTRIES                            % of equity portfolio
--------------------------------------------------------------------------------
                                            As of      As of
                                           12/31/96    6/30/96

Pharmaceuticals                              17.9%      11.6%
Computer Software & Services                 13.1%      11.8%
Aerospace & Defense                           9.8%       6.3%
Energy (Services)                             9.1%       9.7%
Computer Peripherals                          7.8%       --

Annual Report                                        Management Q & A          3



                                MANAGEMENT Q & A

     Looking ahead, we expect to enhance returns by increasing the fund's ownership of more rapidly growing mid-cap firms, blending these new holdings with the fund's traditional holdings of larger, more established firms. We are also working to improve our stock selection effectiveness -- doing a better job of identifying successful companies that generate the type of accelerating earnings growth we seek.

     HOW DID THE FUND'S EQUITY PORTFOLIO PERFORM? WHAT FACTORS HAD AN IMPACT ON PERFORMANCE?

     In absolute terms, the equity portfolio's strength was the primary driver behind the fund's overall return. The total return for the portfolio was 19.06%. However, in relative terms the portfolio didn't quite keep up with its benchmark, the S&P 500, which had an exceptional year and posted a total return of 22.93%.

     Even though the portfolio underperformed the S&P 500, it definitely had bright spots. Three of the fund's larger technology holdings in 1996 -- Intel, Microsoft and Oracle -- benefited from the "flight to quality" factor and posted outstanding returns. The fund's energy holdings also performed well. From late 1995 through the first quarter of 1996, we built a significant position in energy stocks, which generated strong returns in 1996 as oil prices rose. We especially liked oil exploration companies that appeared as though they would benefit from the increasing demand for oil. Examples included Global Marine and Falcon Drilling, which were among the fund's top 10 equity holdings as of year end.

     HOW DID THE FUND'S FIXED INCOME PORTFOLIO PERFORM? WHAT FACTORS HAD AN IMPACT ON PERFORMANCE?

     In a bad bond year, the fixed-income portfolio did not contribute much to fund performance. The total return for the cash portfolio was 3.88%, while the total return for the bond portfolio was 2.39%. Neither matched the 4.06% total return of the fund's bond benchmark, the Lehman Intermediate Government Bond Index.

     To put the returns in perspective, 1996 joined 1990 and 1994 as one of the worst bond years of the 1990s. Economic uncertainty, the breakdown of federal budget deficit reduction talks and inflation concerns caused the low returns. Bond yields soared and prices fell during the first and second quarters when signs of stronger economic growth sparked inflation fears. The bond market rallied in the fourth quarter as inflation worries waned, but not enough to turn a bad year into a good year.


FUND'S FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                                          As of       As of
                                         12/31/96    6/30/96

Portfolio Sensitivity to Interest Rates
--------------------------------------------------------------------------------
Weighted Average Maturity                4.9 years 4.8 years
Duration                                 3.9 years 3.7 years


Portfolio Credit Quality            % of fixed income portfolio
(S&P Rating)
--------------------------------------------------------------------------------

     AAA                                   100%         100%


See Glossary on page 17.


4    Management Q & A                               American Century Investments


                             SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS


AEROSPACE & DEFENSE--3.9%
      12,700    BE Aerospace, Inc.(1)                            $    346,869
       2,000    Boeing Co.                                            212,750
       1,900    Lockheed Martin Corp.                                 173,850
       3,600    United Technologies Corp.                             237,600
                                                                -------------
                                                                      971,069
                                                                -------------
BANKING--2.5%
       2,000    BankAmerica Corp.                                     199,500
       2,224    Chase Manhattan Corp.                                 198,492
       2,200    Citicorp                                              226,600
                                                                -------------
                                                                      624,592
                                                                -------------

BROADCASTING--0.5%
       2,900    Clear Channel Communications, Inc.(1)                 104,762
         800    SFX Broadcasting, Inc. Cl A(1)                         23,700
                                                                -------------
                                                                      128,462
                                                                -------------

CHEMICALS & RESINS--0.7%
       4,700    Monsanto Co.                                          182,713
                                                                -------------

COMMUNICATIONS EQUIPMENT--1.4%
       4,900    U.S. Robotics Corp.(1)                                353,106
                                                                -------------

COMPUTER PERIPHERALS--3.1%
       7,700    American Power Conversion Corp.(1)                    210,306
       2,900    Electronics for Imaging, Inc.(1)                      237,438
       5,700    Western Digital Corp.(1)                              324,188
                                                                -------------
                                                                      771,932
                                                                -------------

Computer Software & Services--5.2%
       1,800    American Management System, Inc.(1)                    43,875
       5,400    BMC Software, Inc.(1)                                 224,437
       1,500    Compuware Corp.(1)                                     75,187
       4,136    First Data Corp.                                      150,964
       7,400    Oracle Systems Corp.(1)                               308,488
       6,100    Parametric Technology Corp.(1)                        313,769
       4,600    Saville Systems Ireland plc ADR(1)                    185,150
                                                                -------------
                                                                    1,301,870
                                                                -------------


Shares                                                                Value
--------------------------------------------------------------------------------

COMPUTER SYSTEMS--1.7%
       1,800    International Business Machines Corp.                 271,800
       5,800    Sun Microsystems, Inc.(1)                             148,988
                                                                -------------
                                                                      420,788
                                                                -------------

CONSTRUCTION--0.8%
       3,700    Mastec, Inc.(1)                                       196,331
                                                                -------------

DIVERSIFIED COMPANIES--1.2%

       2,900    General Electric Co.                                  286,737
                                                                -------------

ELECTRICAL & ELECTRONIC COMPONENTS--2.7%
       3,800    Intel Corp.                                           497,562
       3,100    Uniphase Corp.(1)                                     163,138
                                                                -------------
                                                                      660,700
                                                                -------------

ENERGY (SERVICES)--3.6%
       3,900    Diamond Offshore Drilling, Inc.(1)                    222,300
       8,500    Falcon Drilling Company, Inc.(1)                      333,625
      16,800    Global Marine Inc.(1)                                 346,500
                                                                -------------
                                                                      902,425
                                                                -------------

ENVIRONMENTAL SERVICES--0.7%
       5,800    Republic Industries, Inc.(1)                          180,888
                                                                -------------

HEALTHCARE--0.8%
       3,450    Cardinal Health, Inc.                                 200,962
                                                                -------------

LEISURE--1.0%
       2,100    HFS, Inc.(1)                                          125,475
       4,000    Promus Companies Inc.(1)                              118,500
                                                                -------------
                                                                      243,975
                                                                -------------

PHARMACEUTICALS--7.2%
       4,000    American Home Products Corp.                          234,500
       6,400    Johnson & Johnson                                     318,400
       3,300    Lilly (Eli) & Co.                                     240,900
       3,100    Merck & Co., Inc.                                     245,675
         106    Novartis ORD(1)                                       121,267
       3,300    Pfizer, Inc.                                          273,488
       4,600    Warner-Lambert Co.                                    345,000
                                                                -------------
                                                                    1,779,230
                                                                -------------

See Notes to Financial Statements

Annual Report                               Schedule of Investments            5


                             SCHEDULE OF INVESTMENTS

DECEMBER 31, 1996

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------

Retail (Specialty)--1.3%
       3,800    TJX Companies, Inc.                             $     180,025
       4,300    U.S. Office Products Co.(1)                           145,931
                                                                -------------
                                                                      325,956
                                                                -------------

TEXTILES & APPAREL--0.8%
       3,400    NIKE, Inc.                                            203,150
                                                                -------------

MISCELLANEOUS--0.7%
       4,700    Flowers Industries, Inc.                              101,050
       1,500    Sonat Inc.                                             77,250
                                                                -------------
                                                                      178,300
                                                                -------------

TOTAL COMMON STOCKS--39.8%                                          9,913,186
 (Cost $7,673,147)                                              -------------

U.S. TREASURY SECURITIES
  $1,250,000    U.S. Treasury Notes,
                    6.125%, 3-31-98                                 1,253,125
     350,000    U.S. Treasury Notes,
                   6.00%, 9-30-98                                     350,546
     700,000    U.S. Treasury Notes,
                   5.125%, 11-30-98                                   690,375
   1,000,000    U.S. Treasury Notes,
                   7.75%, 1-31-00                                   1,046,880
   1,000,000    U.S. Treasury Notes,
                   5.75%, 10-31-00                                    987,190
     200,000    U.S. Treasury Notes,
                   5.625%, 11-30-00                                   196,438
     400,000    U.S. Treasury Notes,
                   6.625%, 6-30-01                                    406,500
     250,000    U.S. Treasury Notes,
                   6.375%, 9-30-01                                    251,485
   1,250,000    U.S. Treasury Notes,
                   5.75%, 8-15-03                                   1,212,887
     500,000    U.S. Treasury Notes,
                   7.875%, 11-15-04                                   545,780
   2,000,000    U.S. Treasury Notes,
                   6.50%, 8-15-05                                   2,014,380
     200,000    U.S. Treasury Notes,
                   5.875%, 11-15-05                                   193,000
     350,000    U.S. Treasury Notes,
                   6.50%, 10-15-06                                    352,680
                                                                -------------

TOTAL U.S. TREASURY SECURITIES--38.2%                               9,501,266
 (Cost $9,550,277)                                              -------------


Principal Amount                                                      Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES--0.7%(2)
     173,801    FHLMC Series 1465-BPAC REMIC,
                   4.50%, 10-15-01                                   173,561
   (Cost $173,702)                                             -------------

SHORT-TERM CASH INVESTMENTS(3)
  $1,100,000    par value FHLB Discount Note,
                5.497%, 1-9-97                                      1,098,702

  $1,700,000    par value FHLMC Discount Note,
                5.28%, 1-6-97                                       1,698,749

Repurchase Agreement, Goldman Sachs
                & Co., Inc., (U.S. Treasury obligations),
                in a joint trading account at 6.52%,
                dated 12-31-96, due 1-2-97
                (Delivery value $1,200,435)                         1,200,000

Repurchase Agreement, J.P. Morgan
                Securities, Inc., (U.S. Treasury obligations),
                in a joint trading account at 6.70%,
                dated 12-31-96, due 1-2-97
                (Delivery value $1,200,447)                         1,200,000

Repurchase Agreement, Morgan Stanley
                Group, Inc., (U.S. Treasury obligations),
                in a joint trading account at 6.25%,
                dated 12-31-96, due 1-2-97
                (Delivery value $100,035)                             100,000
                                                                -------------

TOTAL SHORT-TERM CASH
INVESTMENTS--21.3%                                                  5,297,451
 (Cost $5,297,451)                                              -------------

TOTAL INVESTMENT SECURITIES--100.0%                               $24,885,464
 (Cost $22,694,577)                                             =============


See Notes to Financial Statements

6    Schedule of Investments                        American Century Investments


                             SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLB = Federal Home Loan Banks
FHLMC = Federal Home Loan Mortgage Corporation
ORD = Foreign Ordinary Share

(1)  Non-income producing

(2) Final maturity indicated. Expected remaining average life used for purposes of calculating the weighted average portfolio maturity.

(3) The rates for U.S. Government Agency discount notes are the yield to maturity at December 31, 1996.


See Notes to Financial Statements

Annual Report                               Schedule of Investments            7


                       STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

ASSETS
--------------------------------------------------------------------------------
Investment securities, at value
   (identified cost of $22,694,577) (Note 3) ..................   $24,885,464
Cash ..........................................................        90,620
Receivable for investments sold ...............................       176,250
Receivable for capital shares sold ............................           324
Dividends and interest receivable .............................       168,945
                                                                -------------
                                                                   25,321,603
                                                                -------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased .............................        52,756
Payable for capital shares redeemed ...........................        17,422
Accrued management fees (Note 2) ..............................        21,502
Other liabilities .............................................            15
                                                                -------------
                                                                       91,695
                                                                -------------
Net Assets Applicable to Outstanding Shares ...................   $25,229,908
                                                                =============

CAPITAL SHARES, $.01 PAR VALUE
--------------------------------------------------------------------------------
Authorized ....................................................   200,000,000
                                                                =============

Outstanding ...................................................     4,011,706
                                                                =============
Net Asset Value Per Share ..................................... $        6.29
                                                                =============

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus) .......................   $21,486,332
Undistributed net investment income ...........................       211,117
Accumulated undistributed net realized gain from investments and
   foreign currency transactions ..............................     1,341,599
Net unrealized appreciation on investments and translation of
   assets and liabilities in foreign currencies (Note 3) ......     2,190,860
                                                                -------------
                                                                  $25,229,908
                                                                =============

See Notes to Financial Statements


8    Statement of Assets and Liabilities            American Century Investments


                             STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
--------------------------------------------------------------------------------
Income:
     Interest ................................................. $     902,005
     Dividends (net of foreign taxes withheld of $1,477) ......        95,355
                                                                -------------
                                                                      997,360
                                                                -------------

Expenses:
     Management fees (Note 2) .................................       238,392
     Directors' fees and expenses .............................           207
                                                                -------------
                                                                      238,599
                                                                -------------

Net investment income .........................................       758,761
                                                                -------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
--------------------------------------------------------------------------------
Net realized gain on:
     Investments ..............................................     1,348,347
     Foreign currency transactions ............................        19,845
                                                                -------------
                                                                    1,368,192
                                                                -------------

Change in net unrealized appreciation on:
     Investments ..............................................        50,752
     Translation of assets and liabilities in
        foreign currencies ....................................       (2,427)
                                                                -------------
                                                                       48,325
                                                                -------------

Net realized and unrealized gain on
investments and foreign currency ..............................     1,416,517
                                                                -------------
Net Increase in Net Assets
Resulting from Operations .....................................    $2,175,278
                                                               ==============

See Notes to Financial Statements

Annual Report                               Statement of Operations            9


                      STATEMENTS OF CHANGES IN NET ASSETS


YEARS ENDED DECEMBER 31, 1996
AND DECEMBER 31, 1995


Increase in Net Assets                           1996                    1995

OPERATIONS
--------------------------------------------------------------------------------
Net investment income .................  $    758,761           $     761,374
Net realized gain on investments
     and foreign currency
     transactions .....................     1,368,192               1,257,216
Change in net unrealized appreciation
     on investments and translation of
     assets and liabilities in foreign
     currencies .......................        48,325               1,502,164
                                        -------------           -------------
Net increase in net assets resulting
     from operations ..................     2,175,278               3,520,754
                                        -------------           -------------


DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income ............     (583,561)               (762,109)
From net realized gains from investment
     transactions .....................   (1,133,859)                      --
                                        -------------           -------------
Decrease in net assets from
     distributions ....................   (1,717,420)               (762,109)
                                        -------------           -------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from shares sold .............     1,450,803               1,177,622
Proceeds from reinvestment of
     distributions ....................     1,717,420                 762,109
Payments for shares redeemed ..........   (2,433,460)             (3,074,036)
                                        -------------           -------------
Net increase (decrease) in net assets from
capital share transactions ............       734,763             (1,134,305)
                                        -------------           -------------

Net increase in net assets ............     1,192,621               1,624,340


NET ASSETS
--------------------------------------------------------------------------------
Beginning of year .....................    24,037,287              22,412,947
                                        -------------           -------------

End of year ...........................   $25,229,908             $24,037,287
                                        =============           =============
Undistributed net investment
     income ...........................$      211,117         $        18,848
                                        =============           =============

TRANSACTIONS IN SHARES OF THE FUND
--------------------------------------------------------------------------------
Sold ...................................      238,512                 201,029
Issued in reinvestment of
     distributions .....................      288,203                 127,772
Redeemed ...............................    (398,378)               (535,680)
                                        -------------           -------------

Net increase (decrease) ................      128,337               (206,879)
                                        =============           =============

See Notes to Financial Statements

10   Statements of Changes in Net Assets            American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--TCI Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. TCI Advantage (the Fund) is one of the five series of funds issued by the Corporation. The Fund's investment objective is current income and capital growth. The Fund seeks to achieve its investment objective by investing in three types of securities. The Fund's investment manager intends to invest approximately 20% of the Fund's assets in cash or cash equivalents, 40% in fixed income securities with a weighted average maturity of three to 10 years and 40% in equity securities that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

     FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT  TRADING  ACCOUNT--Pursuant  to an  Exemptive  Order  issued  by  the
Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.


Annual Report                     Notes to Financial Statements               11


                          NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

     INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

     SUPPLEMENTARY INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1%.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     The aggregate cost of investment securities purchased (excluding short-term investments) for the year ended December 31, 1996, totaled $11,492,371 for common stocks and $3,702,094 for U.S. Treasury and Agency obligations. Proceeds from investment securities sold (excluding short-term investments) totaled $12,517,118 for common stocks and $2,631,586 for U.S. Treasury and Agency obligations. On December 31, 1996, accumulated net unrealized appreciation on investments, based on the aggregate cost of investments of $22,696,077 for federal income tax purposes, was $2,189,387, consisting of unrealized appreciation of $2,370,416 and unrealized depreciation of $181,029.

--------------------------------------------------------------------------------
4. SUBSEQUENT EVENTS

     The following name changes became effective January 1, 1997:


                NEW NAMES                                         FORMER NAMES
INVESTMENT
MANAGER:       American Century Investment Management, Inc.       Investors Research Corporation

PARENT
COMPANY:       American Century Companies, Inc.                   Twentieth Century Companies, Inc.

DISTRIBUTOR:   American Century Investment Services, Inc.         Twentieth Century Securities, Inc.

TRANSFER
AGENT:         American Century Services Corporation              Twentieth Century Services, Inc.



12   Notes to Financial Statements                  American Century Investments


                              FINANCIAL HIGHLIGHTS

                                          For a Share Outstanding Throughout the Years Ended December 31

                                        1996         1995          1994         1993         1992

PER-SHARE DATA
--------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year ..................... $6.19        $5.48         $5.57        $5.32        $5.64
                                       -------      -------       -------      -------      -------
Income from Investment Operations
   Net Investment Income ..............  .20          .20           .15          .11          .11
   Net Realized and Unrealized Gain
   (Loss) on Investment Transactions ..  .34          .71          (.09)         .25         (.32)
                                       -------      -------       -------      -------      -------
   Total from
   Investment Operations ..............  .54          .91           .06          .36         (.21)
                                       -------      -------       -------      -------      -------

Distributions
   From Net Investment Income ......... (.15)        (.20)         (.15)        (.11)        (.11)
   From Net Realized Gains
   on Investment Transactions ......... (.29)         --            --           --           --
                                       -------      -------       -------      -------      -------

   Total Distributions ................ (.44)        (.20)         (.15)        (.11)        (.11)
                                       -------      -------       -------      -------      -------

Net Asset Value, End of Year .......... $6.29        $6.19         $5.48        $5.57        $5.32
                                       =======      =======       =======      =======      =======

   Total Return(1) .................... 9.25%       16.75%         1.03%        6.82%       (3.75%)

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Ratio of Operating Expenses
   to Average Net Assets .............. .98%         .95%          1.00%        1.00%        1.00%

   Ratio of Net Investment Income
   to Average Net Assets .............. 3.10%        3.32%         2.65%        2.07%        2.32%

   Portfolio Turnover Rate ............  80%          99%           57%          77%          85%

   Average Commission Paid per
   Investment Security Traded ......... $.038        $.041        --(2)        --(2)        --(2)

   Net Assets, End
   of Year (in thousands) .............$25,230      $24,037       $22,413      $20,959      $16,580


(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(2) Disclosure of average commission paid per investment security traded was not required prior to the year ended December 31, 1995.


See Notes to Financial Statements

Annual Report                              Financial Highlights               13


                         INDEPENDENT ACCOUNTANTS' REPORT

The Shareholders and Board of Directors
TCI Portfolios, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TCI Advantage (a series of TCI Portfolios, Inc.) as of December 31, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidencesupporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmations from brokers, and when replies were not received, we performed alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCI Advantage as of December 31, 1996, and the results of its operations, changes in its net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

                                            /s/Baird, Kurtz & Dobson
                                            Baird, Kurtz & Dobson

                                            Kansas City, Missouri
                                            January 21, 1997


14   Independent Accountants' Report                American Century Investments


                                      NOTES

Annual Report                                                Notes            15


                             BACKGROUND INFORMATION

PORTFOLIO MANAGEMENT TEAM

     Equity Portfolio: Jim Stowers III, Bruce Wimberly
     Fixed Income Portfolio: Bud Hoops, Jeff Houston

INVESTMENT PHILOSOPHY & POLICIES

     The fund's investment philosophy focuses on four important principles:

     We attempt to keep the fund's equity and bond portfolios fully invested at their respective percentages (see below), regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain.

     For the equity portfolio, the management team seeks to own highly successful companies, which we define as those whose earnings and revenues are growing at accelerating rates.

     For the fixed income portfolio, "quality first" is the rule. The management team seeks only investment-grade bonds and money market securities--those rated in the top four quality categories by nationally recognized statistical organizations.

     Each portfolio is managed by a team, rather than by one "star" manager. We believe this allows us to make better, more consistent management decisions.

     TCI ADVANTAGE seeks to provide current income and capital growth. Under normal market conditions the fund keeps about 40% of its assets in quality, intermediate-term U.S. bonds, 20% in U.S. government money market securities and the remaining 40% in the stocks of firms with accelerating growth rates.

COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for TCI Advantage. It combines three widely known indices in proportion to the asset mix of the fund. Accordingly, 40% of the index is represented by the Lehman Intermediate Government Bond Index, which reflects the 40% of the fund's assets invested in intermediate-term bonds. Another 20% of the index is represented by a three-month Treasury bill index, which reflects the 20% invested in U.S. government money market securities. The remaining 40% of the index is represented by the S&P 500, which reflects the 40% of the fund's assets invested in equity securities.

     The LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX is considered to represent the performance of a high-quality portfolio of intermediate-term U.S. Treasury and government agency bonds. The index is composed of over 800 U.S. Treasury and government agency securities with an average maturity of three to five years.

     The S&P 500 is an index created by Standard & Poor's Corporation that is considered to represent the performance of the U.S. stock market. It is composed primarily of large-capitalization stocks.

16   Background Information                         American Century Investments


                                    GLOSSARY

FIXED INCOME TERMS

     o CREDIT QUALITY reflects the financial strength of a debt security issuer and the likelihood of timely payment of interest and principal.

     o DURATION is a measure of the sensitivity of a fixed income portfolio to changes in interest rates. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

     o STANDARD & POOR'S (S&P) is an independent rating company, one of the two best known in the U.S. (the other is Moody's). The credit ratings issued by S&P and Moody's reflect the perceived financial strength (credit quality) of debt issuers. Debt securities rated "investment grade" (deemed to be of high enough credit quality to be appropriate investments for banks and other institutions) by S&P are those rated BBB or higher (the highest rating is AAA).

     o WEIGHTED AVERAGE MATURITY (WAM), another measurement of the sensitivity of a fixed income portfolio to interest rate changes, indicates the average time until the principal in the portfolio is expected to be repaid, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

RETURNS

     o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

     o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 13.

EQUITY TERMS

     o BLUE-CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

     o CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

     o GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, computer hardware and computer software companies.

     o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average, the S&P 500 and the Russell 1000 Index.

     o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

     o PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

     o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Nasdaq Composite Index and the Russell 2000 Index.

     o VALUE  STOCKS --  generally  considered  to be stocks that are  purchased
because  they  are   relatively   inexpensive.   These   stocks  are   typically
characterized by low P/E ratios.

Annual Report                                                Glossary         17



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American
Century(sm)

P.O. Box 419385
Kansas City, Missouri
64141-6385

Person-to-Person Assistance:
1-800-345-3533 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-345-1833 or 816-753-0070

Fax: 816-340-4360

Internet: www.americancentury.com


TCI PORTFOLIOS, INC.


Investment Manager
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
Kansas City, Missouri

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


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